UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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Layne Christensen Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Layne Christensen Company
May __, 2009
Dear Stockholder:
     You are cordially invited to attend the Annual Meeting of Stockholders of Layne Christensen Company to be held at the InterContinental Kansas City at the Plaza hotel, located at 401 Ward Parkway, Kansas City, Missouri, on Wednesday, June 3, 2009, commencing at 10:00 a.m., local time. The business to be conducted at the meeting is described in the attached Notice of Annual Meeting and Proxy Statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of the Company.
     Your Board of Directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.

Sincerely yours,
/s/ A. B. Schmitt

A. B. Schmitt
President and Chief Executive Officer

Notice of Annual Meeting of Stockholders to be Held on June 3, 2009
Proxy Statement
Annual Meeting of Stockholders to be Held June 3, 2009
Introduction
Item 1-Election of Directors
Report Of The Audit Committee
Compensation Discussion and Analysis
Report of the Compensation Committee
Executive Compensation and Other Information
Ownership of Layne Christensen Common Stock
Item 2-Ratification of the Amended and Restated Rights Agreement
Item 3-Approval of an Increase in Shares Available for Issuance under Our 2006 Equity Incentive Plan
Selection of Independent Registered Public Accountants
Section 16(a) Beneficial Ownership Reporting Compliance
Other Business of the Meeting
Annual Report
Advance Notice Procedures/Stockholder Nomination Submission Process
Stockholder Proposals for 2010 Annual Meeting
Appendix A-Amended and Restated Rights Agreement
Appendix B-Layne Christensen Company 2006 Equity Incentive Plan

Layne Christensen Company
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
Notice of Annual Meeting of Stockholders
to be Held on June 3, 2009
     The Annual Meeting of Stockholders of Layne Christensen Company, a Delaware corporation (“Layne Christensen” or the “Company”), will be held at the InterContinental Kansas City at the Plaza hotel, located at 401 Ward Parkway, Kansas City, Missouri, on Wednesday, June 3, 2009, commencing at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:
1.	To vote on the election of the Company’s eight nominees for director to hold office for terms expiring at the 2010 Annual Meeting of the Stockholders of Layne Christensen and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal;

2.	To consider and act upon a proposal to ratify the Company’s Amended and Restated Rights Agreement (the “Rights Agreement”);

3.	To consider and act upon a proposal to amend the Company’s 2006 Equity Incentive Plan (the “2006 Equity Plan”) to increase the number of shares available for issuance under the 2006 Equity Plan from 600,000 to 2,000,000; and

4.	To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.
     The Board of Directors of Layne Christensen has fixed the close of business on April 22, 2009, as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.
     All stockholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors of Layne Christensen solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all stockholders are urged to be present in person or by proxy.
By Order of the Board of Directors
Steven F. Crooke
Senior Vice President—General Counsel and Secretary
May ___, 2009
Mission Woods, Kansas

Layne Christensen Company
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205

Proxy Statement

Annual Meeting of Stockholders
to be Held June 3, 2009

Introduction
     This Proxy Statement is being furnished to the stockholders of Layne Christensen Company, a Delaware corporation (“Layne Christensen” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, June 3, 2009, and at any adjournment or adjournments thereof (the “Annual Meeting”). The Annual Meeting will commence at 10:00 a.m., local time, and will be held at the InterContinental Kansas City at the Plaza hotel, located at 401 Ward Parkway, Kansas City, Missouri 64112.
     This Proxy Statement and the enclosed form of proxy were first mailed to the Company’s stockholders on or about May ___, 2009.
Proxies
     You are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Company in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies have been revoked prior to exercise, be voted in accordance with the stockholders’ instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for director named in this Proxy Statement, in favor of ratifying the Rights Agreement, in favor of amending the 2006 Equity Plan to increase the number of shares available for issuance thereunder, and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.
     If you plan to attend the Annual Meeting and vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee (commonly referred to as being held in “street” name), proof of ownership may be required for you to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.
Voting at the Meeting
     For purposes of voting on the proposals described herein, the presence in person or by proxy of stockholders holding a majority of the total outstanding shares of the Company’s common stock, $0.01 par value, shall constitute a quorum at the Annual Meeting. Only holders of record of shares of the Company’s common stock as of the close of business on April 22, 2009 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date,                     shares of the Company’s common stock were outstanding and entitled to be voted at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly to come before the Annual Meeting.
     Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, of stockholders entitled to vote at the Annual Meeting for that purpose. The affirmative vote of the holders of a majority of the shares of the Company’s common stock, represented in person or by proxy and entitled to vote at the Annual Meeting, is required for (i) the ratification of the Rights Agreement; (ii) the approval of the proposal to amend the 2006 Equity Plan to increase the number of shares available for issuance thereunder and (iii) the approval of such other matters as properly may come before the Annual Meeting or any adjournment thereof.
     In accordance with Delaware law, a stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. Votes withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such nominees. Abstentions from the proposal to ratify the Rights Agreement or to amend the 2006 Equity Plan as described herein are treated as votes against such proposals. Broker non-votes on a proposal are treated as shares of Layne Christensen common stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote. Accordingly, broker non-votes are not counted for purposes of determining whether a proposal has been approved.
Solicitation of Proxies
     This solicitation of proxies for the Annual Meeting is being made by the Company’s Board of Directors. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, telegram, facsimile transmission, electronically or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of the Company’s transfer agent, will be paid by Layne Christensen.
     A list of stockholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the Company’s Corporate Headquarters, 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205. The list also will be available at the Annual Meeting.
Item 1-Election of Directors
     The Company’s Board of Directors currently consists of nine directors. However, Mr. Donald K. Miller has decided to retire from the Board and therefore will not stand for re-election as a director of the Company. In connection with Mr. Miller’s retirement, the Company will reduce the size of its Board from nine members to eight effective upon the completion of the Annual Meeting. Each of the nominees for director at this Annual Meeting, if elected, will serve one year until the 2010 Annual Meeting and until a successor has been elected and qualified.
     One of the purposes of this Annual Meeting is to elect eight directors to serve one-year terms expiring at the Annual Meeting of Stockholders in 2010 and until their successors are duly elected and qualified or until their earlier death, retirement, resignation or removal. The Board of Directors has designated Messrs. David A.B. Brown, J. Samuel Butler, Anthony B. Helfet, Nelson Obus, Rene J. Robichaud, Robert R. Gilmore, Andrew B. Schmitt and Jeffrey J. Reynolds as the nominees proposed for election at the Annual Meeting. Messrs. Brown, Butler and Helfet have been directors of the Company since 2003. Mr. Obus has been a director of the Company since 2004. Messrs. Robichaud and Gilmore have been directors of the Company since January 1, 2009. Mr. Reynolds has been a director of the Company since 2005 and Mr. Schmitt has been a director of the Company since 1993. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election of the nominees for director. In the event that one or more of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by the Board of Directors, unless the authority to vote for the nominee who has ceased to be a candidate has been withheld. The nominees have indicated their willingness to serve as directors if elected, and the Board of Directors has no reason to believe that the nominees will be unavailable for election.
     The Board of Directors recommends that you vote for the election of David A.B. Brown, J. Samuel Butler, Nelson Obus, Anthony B. Helfet, Rene J. Robichaud, Robert R. Gilmore, Jeffrey J. Reynolds and Andrew B. Schmitt as directors of the Company.

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Nominees for Director
     The following table sets forth certain information with respect to the persons nominated by the Board of Directors for election as directors at the Annual Meeting.

				Director
	Name	Age	Present Position with the Company	Since
Nominees
	David A. B. Brown	65	Director, Chairman of the Board	2003
	J. Samuel Butler	63	Director	2003
	Anthony B. Helfet	65	Director	2003
	Nelson Obus	62	Director	2004
	Andrew B. Schmitt	60	Director, President and Chief Executive Officer	1993
	Jeffrey J. Reynolds	42	Director, Executive Vice President	2005
	Rene J. Robichaud	50	Director	2009
	Robert R. Gilmore	57	Director	2009
     The business experience during the last five fiscal years of the persons nominated by the Board of Directors for election as directors at the Annual Meeting is as follows:
     David A. B. Brown currently serves as Chairman of the Board of Directors of Pride International, Inc. He is also on the board of directors of EMCOR Group, Inc., and from 1984 to 2005 Mr. Brown was president of The Windsor Group, a consulting firm that focuses on energy related issues facing oilfield services and engineering companies. He has over 30 years of energy related experience.
     J. Samuel Butler has been president of Trinity Petroleum Management, LLC, an oil and gas management outsourcing company, since 1996. Mr. Butler has also served as Chairman of the Board, chief executive officer and president of ST Oil Company, an independent oil and gas exploration and production company, since 1996. Mr. Butler served a three-year term on the Colorado School of Mines Advisory Board from 2006 to 2009, and in 2007, Mr. Butler became the Chairman of Genesis Gas & Oil Partners LLC, a private oil and gas partnership focused on the acquisition and exploitation of coalbed methane and other unconventional oil and gas reserves.
     Anthony B. Helfet, a retired investment banker, served as the Vice Chairman and co-head of Mergers and Acquisitions for Merriman Curhan Ford & Co. from September 2005 to September 2007. Prior to that, he was a special advisor to UBS from September 2001 through December 2001. From 1991 to August 31, 2001, Mr. Helfet was a managing director of the West Coast operations of Dillon, Read & Co. Inc. and its successor organization, UBS. Mr. Helfet was also managing director of the Northwest Region of Merrill Lynch Capital Markets from 1979 to 1989. Historically, Mr. Helfet has held other positions with Dean Witter Reynolds Inc. and Dillon, Read & Co. Mr. Helfet is a member of the board of directors of Alliance Imaging Inc.
     Nelson Obus has served as president of Wynnefield Capital, Inc. since November 1992 and as the managing member of Wynnefield Capital Management, LLC since January 1997. Wynnefield Capital Management manages two partnerships and Wynnefield Capital, Inc. manages one partnership, all three of which invest in small-cap value U.S. public equities. Mr. Obus is also a member of the board of directors of Gilman Ciocia, Inc., a company that provides income tax return preparation, accounting and financial planning services.
     Andrew B. Schmitt has served as President and Chief Executive Officer of the Company since October 1993. For approximately two years prior to joining the Company, Mr. Schmitt was a partner in two privately owned hydrostatic pump and motor manufacturing companies and an oil and gas service company. He served as President of the Tri-State Oil Tools Division of Baker Hughes Incorporated from February 1988 to October 1991. Mr. Schmitt is also a director of Euronet Worldwide Inc.
     Jeffrey J. Reynolds became a director of the Company on September 28, 2005, in connection with the acquisition of Reynolds, Inc. by Layne Christensen Company. Mr. Reynolds has served as the President of Reynolds, Inc., a company which provides products and services to the water and wastewater industries, since 2001. Mr. Reynolds also became a Senior Vice President of the Company on September 28, 2005. On March 30, 2006, Mr. Reynolds was promoted to Executive Vice President of the Company overseeing the Water Infrastructure Division.
     Rene J. Robichaud served as president and chief executive officer of NS Group, Inc., a publicly traded manufacturer of oil country tubular goods and line pipe, from February of 2000 until the company’s sale in December of 2006. Prior to that, Mr. Robichaud served as president and chief operating officer of NS Group, Inc.

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from June of 1999 to February of 2000. From 1997 to 1998, Mr. Robichaud served as a managing director and co-head of the Global Metals & Mining Group for Salomon Smith Barney.
     Robert R. Gilmore is an independent CPA. From 1997 to May 2006 and from March 2008 to present, Mr. Gilmore has served as an independent financial consultant to a number of companies. From May 2006 to February 2008, he was CFO of NextAction Corporation, a private company engaged in multi-channel direct marketing using technology based proprietary lead generation methods for the retail industry. Mr. Gilmore has also been a Director and Audit Committee Chairman of Global Med Technologies, Inc. since March 31, 2006. He became a member of its Compensation Committee on October 26, 2007. Since April 2003, Mr. Gilmore has been a Director of Eldorado Gold Corporation, serving as Chairman of its Audit Committee and as a member of its Compensation Committee. From July 2007 to March 2009, Mr. Gilmore was also a Director of Frontera Copper Corporation and served as the Chairman of its Audit Committee.
     There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director of the Company.
Compensation of Directors
     Each director of the Company who is not also an employee of the Company, except the Chairman of the Board, receives an annual retainer of $35,000. The Chairman of the Board receives an annual retainer of $75,000. The Chairmen of the Audit Committee and the Compensation Committee each receive an additional retainer of $5,000 per year and the Chairman of the Nominating & Corporate Governance Committee receives an additional retainer of $1,500 per year. All such retainers are payable in quarterly installments. In addition, each non-employee director receives $1,000 for each board meeting he or she attends either in person or via teleconference and each member of the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee receives $1,000 for each meeting he or she attends either in person or via teleconference. As an additional component of their compensation package, all non-employee directors of the Company receive a one-time award of an option to purchase 3,000 shares of the Company’s common stock upon becoming a member of the Board. Each non-employee director, except the Chairman, also receives an annual award of restricted stock or options of the Company, whichever they choose, with a value equal to $40,000 on the date of the award. The Chairman receives an annual award of either restricted stock or options of the Company, whichever he chooses, with a value equal to $75,000 on the date of the award. Although the annual award was previously made at the time of the Company’s annual meeting each year, it is now made on the first day of each new fiscal year of the Company. The restricted stock is valued based on the market price of the Company’s common stock on the day the stock is issued, it is 100% vested upon issuance, subject to a one-year restriction on sale, and is otherwise subject to all of the terms and conditions of the 2006 Equity Plan or such other plan under which the restricted stock may be issued. The director options have an exercise price equal to the market price of the common stock on the day they issued, are 100% vested upon issuance, have a ten-year life and are otherwise subject to all of the terms and conditions of the 2006 Equity Plan or such other plan under which the options may be issued. Directors of the Company who are also employees of the Company receive no compensation for service to Layne Christensen as directors.
     A director may elect to defer receipt of all or a portion of their cash compensation in accordance with the terms of the Company’s Deferred Compensation Plan for Directors. Under the Company’s Deferred Compensation Plan for Directors, non-employee directors of the Company can elect to receive deferred compensation in three forms—a cash credit, a stock credit or a combination of the two. The value of deferrals made in the form of a stock credit track the value of the Company’s common stock. Deferrals made in the form of a cash credit will accumulate interest at a rate based on the annual yield of the longest term United States Treasury Bond outstanding at the end of the preceding year. All payments made under the plan will be made in cash. As of January 31, 2009, Mr. Brown had accumulated the equivalent of 5,096.87 shares of common stock in his stock credit account, Mr. Butler had accumulated the equivalent of 2,909.96 shares of common stock in his stock credit account, Mr. Helfet had accumulated the equivalent of 3,135.26 shares of common stock in his stock credit account, Mr. Obus had accumulated the equivalent of 4,555.47 shares of common stock in his stock credit account, and Mr. Miller had accumulated the equivalent of 8,169.70 shares of common stock in his stock credit account.
     The following table sets forth the compensation paid to our directors during the fiscal year ended January 31, 2009. Messrs. Schmitt and Reynolds are our only directors who are also employees of the Company. Mr. Schmitt’s compensation is reported in our Summary Compensation Table and Mr. Reynolds’ compensation is reported in the following table.

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Fiscal 2009 Director Compensation Table

					Change in
					Pension
	Fees				Value and
	Earned or			Non-Equity	Nonqualified
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash(1)	Awards(2)	Awards(3)	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
David A. B. Brown	$88,500	$74,978	—	—	—	—	$163,478
J. Samuel Butler	$51,000	$39,982	—	—	—	—	$90,982
Anthony B. Helfet	$55,500	$39,982	—	—	—	—	$95,482
Donald K. Miller	$54,500	$39,982	—	—	—	—	$94,482
Nelson Obus	$45,500	$39,982	—	—	—	—	$85,482
Rene J. Robichaud (4)	$8,750	—	$40,233	—	—	—	$48,983
Robert R. Gilmore (4)	$8,750	—	$40,233	—	—	—	$48,983
Jeffrey J. Reynolds	—	—	—	$375,000 (5)	—	$276,843 (6)	$651,843

(1)	Includes amounts deferred under the Company’s Deferred Compensation Plan for Directors for the accounts of Messrs. Miller and Obus in the amounts of $44,500 and $35,000, respectively. Mr. Obus elected to defer all of his deferred fees to the stock credit account, and Mr. Miller elected to defer all of his deferred fees to the cash credit account.

(2)	As of January 31, 2009, the Company had aggregate outstanding stock awards to non-employee directors in the amount of 1,757 shares held by each of Messrs. Butler, Helfet, Miller and Obus and 4,294 shares held by Mr. Brown. The amount reported in this column is equal to the grant date fair value computed in accordance with SFAS 123R for each stock award.

(3)	As of January 31, 2009, the Company had aggregate outstanding option awards to non-employee directors in the amount of 3,000 options held by each of Messrs. Robichaud and Gilmore, 9,000 options held by each of Messrs. Butler, Helfet and Obus and 13,000 options held by Mr. Brown. The amount reported in this column is equal to the grant date fair value computed in accordance with SFAS 123R for each stock award.

(4)	Messrs. Robichaud and Gilmore were elected to the Company’s Board on January 1, 2009.

(5)	Reflects incentive compensation earned for the fiscal year ended January 31, 2009. The incentive amount reported includes $187,500 that was deferred by Mr. Reynolds under the Company’s Key Management Deferred Compensation Plan (the “Deferred Compensation Plan”).

(6)	Mr. Reynolds does not earn fees as a director since he is an employee of the Company. Mr. Reynolds is an Executive Vice President of the Company overseeing the Water Infrastructure Division. The amount reported as compensation includes $252,109 paid to Mr. Reynolds as salary, of which $25,211 was deferred under the Company’s Deferred Compensation Plan. The compensation reported also includes a $9,200 contribution by the Company to Mr. Reynolds’ account under the Company’s Capital Accumulation Plan, the cost of term life insurance paid by the Company for the benefit of Mr. Reynolds in the amount of $534, and a Company matching contribution to Mr. Reynolds’ account under the Company’s Deferred Compensation Plan in the amount of $15,000.
Meetings of the Board and Committees
     During the fiscal year ended January 31, 2009, the Board of Directors of Layne Christensen held eleven meetings. All directors, except Nelson Obus, attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served which were held during such fiscal year and during the period which such director served. Mr. Obus attended 74% of the meetings of the Board of Directors and the Committees of the Board on which he served which were held during the fiscal year. It should be noted that the Company’s directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

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     Pursuant to the Company’s Bylaws, the Board of Directors has established an Audit Committee, a Nominating & Corporate Governance Committee and a Compensation Committee.
Audit Committee
     The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to the oversight of (i) the integrity of the Company’s financial statements, financial reporting process and internal control system; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm qualifications and independence; (iv) the performance of the Company’s internal audit function and its independent auditors and (v) the system of internal controls and disclosure controls and procedures established by management. The Audit Committee is responsible for the appointment of the Company’s independent registered public accounting firm and the terms of their engagement, reviewing the Company’s policies and procedures with respect to internal auditing, accounting, financial and disclosure controls and reviewing the scope and results of audits and any auditor recommendations. The Audit Committee held five meetings during the fiscal year ended January 31, 2009, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee’s area of responsibility. The Amended and Restated Audit Committee Charter is available on the Company’s website under the heading “Investor Relations”
(www.laynechristensen.com/investorrelations). The current members of the Audit Committee are Donald K. Miller (Chairperson), Anthony B. Helfet, J. Samuel Butler, Nelson Obus and Robert R. Gilmore. All of the members of the Audit Committee are independent within the meaning of SEC Regulations and the Nasdaq listing standards. The Board has determined that each member of the Audit Committee is qualified as an audit committee financial expert within the meaning of SEC regulations and that all such members are financially literate and have experience in finance or accounting resulting in their financial sophistication within the meaning of the Nasdaq listing standards. The Report of the Audit Committee for fiscal year 2009 appears below.
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
Report Of The Audit Committee
     The Audit Committee of the Board of Directors is composed of independent directors as required by and in compliance with the listing standards of the Nasdaq Stock Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.
     The functions of the Audit Committee are set forth in its charter. One of the Audit Committee’s principal functions is overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.
     The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended January 31, 2009, with management and the independent registered accounting firm. The Audit Committee has discussed with the independent registered accounting firm the matters required to be discussed under the standards of the Public Company Accounting Oversight Board (United States), including those matters set forth in Statement on Auditing Standards No. 114, as amended and adopted by Rule 3200T. The independent registered public accounting firm has provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, and the Audit Committee has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of information technology and other non-audit services to the Company is compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.
     Based on the reports and discussions described above, the Audit Committee has approved the inclusion of the Company’s audited financial statements and Management’s Report on Internal Control Over Financial Reporting in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009, which will be filed with the Securities and Exchange Commission.

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     Respectfully submitted on March 31, 2009, by the members of the Audit Committee of the Board of Directors:
Donald K. Miller, Chairman

Anthony B. Helfet	J. Samuel Butler
Nelson Obus	Robert R. Gilmore
Nominating & Corporate Governance Committee
     The Company’s Board of Directors created a Nominating & Corporate Governance Committee (the “Nominating Committee”) on February 16, 2004. In accordance with the process described below under the heading “Selection of Board Nominees,” the Nominating Committee identifies individuals qualified to become members of the Company’s Board of Directors, recommends to the Board proposed nominees for Board membership, recommends to the Board directors to serve on each standing committee of the Board and assists the Board in developing and overseeing corporate governance guidelines. The Charter of the Nominating Committee is available on the Company’s website under the heading “Investor Relations” (www.laynechristensen.com/investorrelations). The Nominating Committee held two meetings during the fiscal year ended January 31, 2009, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding issues within the committee’s area of responsibility. The current members of the Nominating Committee are J. Samuel Butler (Chairperson), David A. B. Brown and Donald K. Miller. All of the members of the Nominating Committee are independent within the meaning of SEC regulations and the Nasdaq listing standards.
Compensation Committee
     The Compensation Committee establishes annual and long-term performance goals and objectives for the Company’s management, evaluates the performance of management and makes recommendations to the Board of Directors regarding the compensation and benefits of the Company’s executive officers and the members of the Board of Directors. The Compensation Committee also administers certain of the Company’s incentive plans, including the Company’s Executive Incentive Compensation Plan. The charter of the Compensation Committee is available on the Company’s website under the heading “Investor Relations” (www.laynechristensen.com/investorrelations). The current members of the Compensation Committee are Anthony B. Helfet (Chairperson), David A.B. Brown, Nelson Obus and Rene J. Robichaud. All of the members of the Compensation Committee are independent within the meaning of SEC regulations and the Nasdaq listing standards. The Compensation Committee met three times during the fiscal year ended January 31, 2009, in addition to personal meetings and other communications conducted throughout the year with members of management and each other regarding compensation issues within the committee’s area of responsibility.
Selection of Board Nominees
     The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary in writing with whatever supporting material the stockholder considers appropriate or that is required by the Company’s bylaws relating to stockholder nominations as described below under the heading “Advance Notice Procedures.” The Company’s Secretary will forward the information to the members of the Nominating Committee, who will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the proxy rules, the Company’s bylaws, the Company’s Nominating & Corporate Governance Committee Charter, the Company’s Corporate Governance Guidelines and the director selection procedures established by the Nominating & Corporate Governance Committee.
     Once the Nominating Committee has identified a prospective nominee candidate, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee’s own knowledge of the candidate. This information may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the criteria and qualifications described below. If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, the Nominating Committee then evaluates the prospective nominees against the criteria and qualifications set out in the Nominating Committee’s Charter. Such criteria and qualifications include:
•	a general understanding of management, marketing, accounting, finance and other elements relevant to the Company’s success in today’s business environment;

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•	an understanding of the principal operational, financial and other plans, strategies and objectives of the Company;

•	an understanding of the results of operations and the financial condition of the Company and its significant business segments for recent periods;

•	an understanding of the relative standing of the Company’s significant business segments vis-à-vis competitors;

•	the educational and professional background of the prospective candidate;

•	the prospective nominee’s standards of personal and professional integrity;

•	the demonstrated ability and judgment necessary to work effectively with other members of the Board to serve the long-term interests of the stockholders;

•	the extent of the prospective nominee’s business or public experience that is relevant and beneficial to the Board and the Company;

•	the prospective nominee’s willingness and ability to make a sufficient time commitment to the affairs of the Company in order to effectively perform the duties of a director, including regular attendance at Board and committee meetings;

•	the prospective nominee’s commitment to the long-term growth and profitability of the Company; and

•	the prospective nominee’s ability to qualify as an independent director as defined in the Nasdaq listing standards.
However, as determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily dynamic and an evolving process, the Board believes that it is not always in the best interests of the Company or its stockholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Board and the Company at a particular point in time.
     The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Nominating Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.
Other Corporate Governance Matters
     All of the members of the Board are independent within the meaning of SEC regulations and the Nasdaq listing standards, with the exception of Andrew B. Schmitt and Jeffrey J. Reynolds. Mr. Schmitt and Mr. Reynolds are considered inside directors because of their employment as executives of the Company.
Transactions with Management
     The Company was not a party to any transactions with any directors or executive officers of the Company during the last fiscal year requiring disclosure under the regulations of the Securities and Exchange Commission.
     On November 25, 2003, the Company adopted a Code of Business Conduct and Ethics that applies to all directors and employees of the Company, including the chief executive officer, chief financial officer and controller. The Code of Business Conduct and Ethics is available free of charge on the Company’s website under the heading “Investor Relations” (www.laynechristensen.com/investorrelations).

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Compensation Discussion and Analysis
Objectives of Compensation Program
     The objectives of our executive compensation program for the five “Named Executive Officers” listed on page 19 (the “Executives”) are:
•	to attract and retain top-quality Executives;

•	to tie annual and long-term equity incentives to achievement of measurable corporate, business unit and individual performance objectives; and

•	to align the Executives’ incentives with stockholder value creation.
     To achieve these objectives, the Compensation Committee (the “Committee”) implements and maintains compensation plans that tie a significant portion of the Executives’ overall compensation to our financial performance. The Committee generally believes that the Company’s total compensation program should be set at, or near, the 50th percentile of competitive general industry companies.
Role of Compensation Consultants
     The Committee engaged the third-party compensation consulting firm of Towers Perrin in 2007 and 2008. In its June 2007 report, Towers Perrin (i) performed a competitive review and analysis of base salary and other components of the Company’s compensation program, relative to survey market data and the Company’s identified peer group, and (ii) advised the Committee on its annual incentive plan design. In its August 2008 report, Towers Perrin built upon its 2007 analysis, assessing the competitiveness of pay for the top eight members of the corporate staff, as well as 13 executive positions at the business unit level.
     In its 2007 study, Towers Perrin performed a competitive review and analysis of the base salary and other components of the Company’s compensation program. Towers Perrin compiled actual competitive salary data from two sources: general industry survey data from Towers Perrin’s 2006 Executive Compensation Database, and proxy data from peer group companies selected from industries comparable to the Company.
     In its 2008 study, Towers Perrin compiled actual competitive salary data from two sources: general industry survey data from Towers Perrin’s 2007 Executive Compensation Database, and proxy data from an updated list of peer group companies selected from industries comparable to the Company. The 2008 Towers Perrin report contained detailed information about base salaries, total cash compensation (base salary plus annual incentives), target annual incentives (as a percentage of base salary), the value of long-term incentives, and total direct compensation for all of the Executives, as well as Towers Perrin’s overall findings and recommendations. Towers Perrin also compared year-over-year changes in market data for Executives who were included in the 2007 study. The Committee considered the information and recommendations of Towers Perrin, but all decisions on executive compensation were made solely by the Committee.
     Towers Perrin advised the Committee to place more emphasis on the general industry survey data, rather than the Company’s peer group, when making compensation decisions for the Executives because (i) the Company’s diverse mix of business and holding-company-type structure is difficult to capture within a peer group; and (ii) the general industry data provides a larger sample of companies and can be adjusted to the Company’s size using regression analysis. Towers Perrin told the Committee, however, that the peer group data provides valuable additional perspective on compensation and human resource issues, such as severance policies and succession planning.
     While compiling its June 2007 and August 2008 reports, Towers Perrin took direction from the Committee, but also worked with the Company’s Vice President of Human Resources to learn about our business operations and the job responsibilities of each of the Executives. For its June 2007 report, Towers Perrin also conducted background interviews with the Executives to obtain additional background information about the business and operations of the Company. Mr. Schmitt and Mr. Fanska also attended Committee meetings in fiscal 2008 where Towers Perrin was present.
Role of the Peer Group
     In its July 2007 report, Towers Perrin provided the Committee with proxy data for 14 peer companies, in addition to the general industry survey data. The peer group data provided additional insights regarding competitive

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pay data and pay mix. Towers Perrin selected the group of peer companies on the basis of comparable size and operating activities to the Company; however, all of the peer group companies were in only one line of business, rather than in multiple lines of business like the Company. All of the peer group companies had a significant portion of revenues in drilling or drilling-related businesses. Based on such data, Towers Perrin advised the Committee that the Company’s peer group generally had less fixed pay and more variable pay than the broader general industry survey companies. The 2007 peer group companies were:

Hecla Mining Co.	SJW Corp.
Coeur d’Alene Mines Corp.	Sterling Construction Co. Inc.
Stillwater Mining Co.	Insituform Technologies Inc.
Parker Drilling Co.	AMCOL International Corp.
St. Mary Land & Exploration Co.	Penn Virginia Corp.
Grey Wolf Inc.	Unit Corp.
Cimarex Energy Co.	Newfield Exploration Co.
     In its August 2008 report, Towers Perrin increased the number of peer group companies from 14 to 21. The additional peer group companies were needed to obtain additional compensation information for the 13 executive positions at the business unit level included in the 2008 study. Towers Perrin selected the group of peer companies on the basis of comparable size and operating activities to the Company. All of the peer group companies had a significant portion of revenues in drilling or drilling-related businesses. The peer group companies were:

Hecla Mining Co.	SJW Corp.
Coeur d’Alene Mines Corp.	Sterling Construction Co. Inc.
Stillwater Mining Co.	Insituform Technologies Inc.
Parker Drilling Co.	AMCOL International Corp.
St. Mary Land & Exploration Co.	Penn Virginia Corp.
Grey Wolf Inc.	Unit Corp.
Cimarex Energy Co.	Newfield Exploration Co.
Calgon Carbon Corp.	Team Inc.
Michael Baker Corp.	Perini Corp.
Pioneer Drilling Co.	Helmerich & Payne Inc.
Southwest Water Co.
Role of Executive Officers
     Mr. Schmitt submitted written compensation recommendations to the Committee for each of the Executives. Based on the general business climate and outlook for the Company, Mr. Schmitt recommended that the Company make no salary increases for any Executive. Mr. Schmitt also recommended that the Company’s long-term equity incentive grants be comprised entirely of stock options in order to provide a more competitive incentive for the Executives in the current economic environment. Mr. Schmitt regularly attended meetings of the Committee in 2008 and 2009, but is not a member of the Committee and does not vote on Committee matters. Mr. Schmitt, however, was not present for certain portions of Committee meetings, such as when the Committee held executive sessions or discussed his individual compensation.
Compensation Components
     Our compensation program consists of the following components:
     Base Salary. The Committee establishes a base salary for each Executive based on his scope of responsibilities, taking into account competitive market compensation paid by other companies for similar positions. The Committee annually reviews base salaries, and makes adjustments from time to time to realign our salaries with market levels after taking into account individual performance, responsibilities, experience, autonomy, strategic perspectives and marketability, as well as the recommendation of the chief executive officer.
     Generally, the Committee believes that Executive base salaries should be targeted at, or slightly above, the 50th percentile for executives at competitive general industry companies in similar positions and with similar responsibilities. As shown in the table below, however, because of current challenging economic conditions, the Committee did not increase the fiscal 2010 base salaries of any Executive.

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Executive	Fiscal 2008	Fiscal 2009	Fiscal 2010

Andrew B. Schmitt, President and Chief Executive Officer	$520,000	$620,000	$620,000
Jerry W. Fanska, Senior Vice President—Finance	$250,000	$365,000	$365,000
Steven F. Crooke, Senior Vice President—General Counsel	$225,000	$310,000	$310,000
Eric R. Despain, Senior Vice President and President, Mineral Exploration Division	$250,000	$300,000	$300,000
Gregory F. Aluce, Senior Vice President	$225,000	$275,000	$275,000
     When determining fiscal 2010 base salaries in December 2008, the Committee thoroughly reviewed and discussed the August 2008 executive compensation report provided by Towers Perrin and the recommendations of Mr. Schmitt. The report indicated that base salaries for all Executives were within a competitive range relative to the general industry data. In its June 2007 report, Towers Perrin recommended that the Committee target the market median of the general industry data, rather than the peer group data, primarily because the peer companies had only one line of business. Because of the Company’s multiple lines of business and significant growth in recent years, as well as the recommendation of Towers Perrin, the Committee determined that the base salary targets of the Executives should be the market median levels of the general industry data.
     Annual Incentives.
Targets for Fiscal 2009
     Our Executive Incentive Compensation Plan is intended to provide additional incentives for Executives to promote the best interests and profitable operation of the Company. All of the Executives participated in the Executive Incentive Compensation Plan in fiscal 2009.
     The Committee believes, based on competitive market information provided by Towers Perrin, that the award determination method under the Executive Incentive Compensation Plan should provide larger increases in bonus compensation (expressed as a percentage of base salary) if the Executives exceed established targets and larger decreases in bonus compensation if the Executives fail to meet established targets. In setting the targets, the Committee considered information in the Company’s business plans, preliminary recommendations from Mr. Schmitt and the competitive market data and recommendations provided by Towers Perrin. For Messrs. Schmitt, Fanska and Crooke, the Committee based the annual incentive on the achievement of targeted Company consolidated earnings before interest and taxes (“EBIT”) of $74,545,000. For Mr. Despain, the Committee based the annual incentive on the achievement of targeted mineral exploration division EBIT of $35,782,000. For Mr. Aluce, the Committee based the annual incentive on the achievement of targeted legacy water business EBIT of $27,013,000.
     If Mr. Schmitt achieved 100% of his target goal, his incentive award under the plan would be 80% of his base salary. If Mr. Schmitt achieved more than 100% of his target goal, then for each 1% increase above the target, Mr. Schmitt’s base salary percentage would be increased by 5% but his base salary percentage cannot exceed 100%. If Mr. Schmitt achieved less than 100% of his target goal, then for each 1% decrease below the target, the 80% base salary percentage would be decreased by 2.5%, but if Mr. Schmitt achieves 80% or less of the target, his base salary percentage would be zero.
     For each Executive other than Mr. Schmitt, if he achieved 100% of his target goals, his incentive award under the plan would be 60% of his base salary. If he achieved more than 100% of his target goals, then for each 1% increase above the target goals, the Executive’s base salary would be increased by 5%, but such base salary percentage cannot exceed 100%. If such Executive achieved less than 100% of his target goals, then for each 1% decrease below the targets, the 60% base salary percentage would be decreased by 2.5%; provided, however that if the Executive achieved 80% or less of the targets, his base salary percentage would be zero.
     Notwithstanding the foregoing, the amount of the incentive compensation award for a fiscal year for each Executive under the Executive Incentive Compensation Plan may be increased or decreased in the sole discretion of the Committee (acting on behalf of the Board) by an amount not greater than one third of the incentive compensation award.
     Incentive compensation awards may be paid in the form of cash, common stock or a combination of both, in the discretion of the Committee (acting on behalf of the Board), and are based on an Executive’s performance during the fiscal year as compared to the targets, although Executives may choose to defer all or a portion of their incentive

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compensation awards under this plan. This deferral option is separate from deferrals that may be made under the Company’s Key Management Deferred Compensation Plan described below. If an Executive elects to defer such an award under this plan, the Executive will not be entitled to receive his deferred amount for six months after separation from service. In the event an Executive’s employment with the Company terminates (for reasons other than retirement, disability or death) said termination being instituted by the Executive or by the Company for cause, prior to the close of a fiscal year, such Executive shall not be entitled to any incentive compensation award for that fiscal year.
     If an Executive’s employment with the Company terminates, the Executive will not be entitled to an incentive compensation award for that fiscal year, unless such termination is by the Company without cause or because of the Executive’s retirement, disability or death. In such event, the Executive shall be entitled to an incentive compensation award, pro rated as of the date of termination.
     Awards for Fiscal 2009
     In March 2009, the Committee discussed fiscal 2009 awards under the Executive Incentive Compensation Plan. The Committee discussed the impact of low natural gas prices on January 31, 2009, with respect to the “ceiling test” rule enacted by the Securities and Exchange Commission (the “SEC”), resulting in a non-cash impairment charge to the Company’s earnings.
     The impairment charge results from the application of the “ceiling test” under the full cost method of accounting for oil and gas operations. Under full cost accounting requirements, the carrying value of the Company’s oil and gas properties is limited to the present value of expected after-tax net future cash flows of proved reserves using a 10% discount rate based on prices and costs at the end of the period, plus the cost of unevaluated oil and gas properties (i.e., the cost center ceiling).
     A ceiling test charge occurs when the carrying value of the oil and gas properties exceeds the cost center ceiling. The Company’s impairment charges were primarily attributable to lower prices for natural gas at January 31, 2009. The ceiling test impairment charge is a non-cash item.
     Mr. Fanska advised the Committee that the SEC’s ceiling test rule was amended for fiscal years after 2009 to modify the point-in-time pricing model. He noted that excluding the non-cash impairment charge, the Company’s net income was $42,615,000 for fiscal 2009, compared to $37,256,000 for fiscal 2008, or $2.20 per diluted share in both fiscal 2008 and 2009. Mr. Fanska told the Committee that without the ceiling test impairment charge, each of Messrs. Schmitt, Fanska and Crooke achieved 102.68% of his target goal. With the ceiling test impairment charge, none of Messrs. Schmitt, Fanska or Crooke would have achieved 80% of their target goals and as a result would not receive a bonus. Neither Mr. Despain nor Mr. Aluce was impacted by the ceiling test impairment charge because their targets were not tied to the Company’s energy business. Mr. Despain achieved 110.23% of his target goal and Mr. Aluce achieved 102.55% of his target goal.
     The Committee then considered and discussed the ceiling test impairment charge, the Company’s EBIT as measured against the Company’s business plan, and the performance of the Executives, as described by Mr. Schmitt. The Committee then unanimously agreed (i) that the fiscal executive incentive compensation target for consolidated EBIT previously set by the Committee for Messrs. Schmitt, Fanska and Crooke should be clarified to exclude the effect of the ceiling test rule, and (ii) to recommend that the Board approve payment of the incentive compensation awards in the table below. The Board approved the Committee’s recommended incentive bonus payments for fiscal 2009 on March 26, 2009, and the Executives received the following amounts in cash under the Executive Incentive Compensation Plan:

Executive	Total Incentive Bonus Award
Andrew B. Schmitt, CEO	$562,437
Jerry W. Fanska, CFO	$248,334
Steven F. Crooke, General Counsel	$210,914
Eric R. Despain, Senior Vice President	$272,098
Gregory F. Aluce, Senior Vice President	$186,030
     Targets for Fiscal 2010
     In setting the targets for fiscal 2010, the Committee considered information in the Company’s business plan and the preliminary recommendations from Mr. Schmitt. For Messrs. Schmitt, Fanska and Crooke, the Committee based the annual incentive on the achievement of targeted Company consolidated earnings before interest and taxes

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(“EBIT”). For Messrs. Despain and Aluce, the Committee based the annual incentive on the achievement of a targeted EBIT for their respective divisions or business segments. After full discussion, the Committee set target EBIT performance based on budget plan performance, believing that it would be difficult for the Executives to achieve the target in the current economic environment. Although they must meet at least 80% of their respective division or business segment EBIT targets, the overall Company EBIT performance threshold (80% of plan) need not be met for Messrs. Despain and Aluce to receive their individual portion of the bonus.
     If Mr. Schmitt achieves 100% of his target goal, his incentive award under the plan will be 80% of his base salary. If Mr. Schmitt achieves more than 100% of his target goal, then for each 1% increase above the target, Mr. Schmitt’s base salary percentage will be increased by 5% but his base salary percentage cannot exceed 100%. If Mr. Schmitt achieves less than 100% of his target goal, then for each 1% decrease below the target, the 80% base salary percentage will be decreased by 2.5%, but if Mr. Schmitt achieves 80% or less of the target, his base salary percentage will be zero.
     For each Executive other than Mr. Schmitt, if he achieves 100% of his target goal, his incentive award under the plan will be 60% of his base salary. If he achieves more than 100% of his target goal, then for each 1% increase above the target goal, the Executive’s base salary will be increased by 5%, but such base salary percentage cannot exceed 100%. If such Executive achieves less than 100% of his target goal, then for each 1% decrease below the targets, the 60% base salary percentage will be decreased by 2.5%; provided, however that if the Executive achieves 80% or less of the target, his base salary percentage will be zero.
     Notwithstanding the foregoing, the amount of the incentive compensation award for a fiscal year for each Executive under the Executive Incentive Compensation Plan may be increased or decreased in the sole discretion of the Committee (acting on behalf of the Board) by an amount not greater than one third of the incentive compensation award.
     Equity Compensation
     The Committee believes that aligning the interests of stockholders and its Executives is achieved through ownership of stock-based awards, such as stock options and restricted stock, which expose Executives to the risks of downside stock prices and provide an incentive for Executives to maximize shareholder value.
     2002 Stock Option Plan
     The Company’s 2002 Stock Option Plan (the “2002 Plan”) is intended to provide additional incentives for key employees to promote the success of the Company and its subsidiaries by allowing such employees to share in the future growth of the business and to participate in ownership of the Company. The 2002 Plan provides for both incentive stock option grants and nonqualified stock option grants, which cannot be exercised until they have vested as a result of the Executive’s completion of specified numbers of years of continuous service with the Company.
     These option grants give Executives the right to purchase Company stock at a price equal to its market price on the date the option was granted. Stock options granted under the 2002 Plan expire 10 years from the date of grant (or in the case of Executives who have the power to vote more than 10% of Company stock, five years from the date of grant). If an Executive’s employment is terminated for any reason, the stock options expire 30 days after the date of termination (but if the termination is caused by the executive’s death, the stock options expire 90 days after the date of death).
     As described below, a portion of Mr. Crooke’s fiscal 2010 stock option incentive award was issued under the 2002 Plan because of the limited number of shares available for issuance under the 2006 Equity Plan. Mr. Crooke received 3,750 shares (equal to an option long-term incentive amount of $31,875) from the 2002 Plan. No other shares are available for issuance under the 2002 Plan.
     2006 Equity Incentive Plan
     Awards under the Company’s 2006 Equity Incentive Plan (the “2006 Equity Plan”) are designed to encourage Executives to acquire a proprietary and vested interest in the growth and performance of the Company, as well as to assist the Company in attracting and retaining Executives by providing them with the opportunity to participate in the success and profitability of the Company. The 2006 Equity Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units.

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     Fiscal 2010 Grants under 2006 Equity Plan
     In fiscal 2008, Towers Perrin recommended to the Committee that the Company adopt a framework to make equity grants on an annual basis to certain key employees. The Committee would grant awards of both stock options and performance-contingent restricted stock in amounts initially established (but subject to the Committee’s discretion to modify) on objective long-term incentive plan targets with 50% of the total long-term incentive target level of award made in stock options and 50% of the total long-term incentive level of award made in performance-contingent restricted stock.
     Towers Perrin recommended that the stock options vest ratably over three years, while the performance-contingent restricted stock have a three-year cliff vesting if the Executives achieve certain preestablished performance metrics. Towers Perrin also recommended that the performance metrics be tied to the achievement of a corporate return on net assets (“RONA”) threshold recommended by the Committee and approved by the Board based on average RONA over the entire three-year period beginning on February 1 of the year the performance-contingent restricted stock is granted.
     At a meeting in January 2009, the Committee reviewed the recommended proposals provided by Towers Perrin and the recommendations of and modifications proposed by management of the Company (including Mr. Schmitt). The Committee determined that because of current economic conditions and in order to provide a competitive incentive to the Executives, the entire long-term incentive award would be granted in the form of stock options. The Committee determined that the nonqualified award agreements should contain terms such that, upon an Executive’s qualified retirement (defined as a termination of all employment after age 60 and after having accrued at least five years of service with the Company), all unvested stock options would become exercisable and would continue to be exercisable until the earlier of the third anniversary of the Executive’s retirement or the expiration of the option’s original term.
     Stock Options. The Committee recommended, and the Board approved, grants of nonqualified stock options under the 2006 Equity Plan to the following Executives for the purchase of that number of shares of Company common stock determined by dividing the Option Long-Term Incentive Amount set forth opposite the respective Executive’s name by the value of such option determined by the Company’s option pricing model as of February 1, 2009 (the date of grant). Due to a limited number of shares being available for issuance under the 2006 Equity Plan, each such grant was prorated based on each Executive’s individual award of stock options as compared to the total award of long-term equity compensation to all employees and the non-employee directors.

Name of Executive	Option Long-Term Incentive Amount
A.B. Schmitt	$880,000
J.W. Fanska	$440,000
S.F. Crooke	$325,000
E.R. Despain	$250,000
G.F. Aluce	$179,000
     The Executives actually received stock option shares for approximately 55% of the incentive award amounts shown above. If shareholders approve the proposed amendment to the 2006 Equity Plan to increase the number of shares available for issuance, the Company will make additional stock option grants in June 2009 so that the Executives receive the full value of their incentive awards. The actual number of any such additional stock option grants will depend upon the Company’s stock price at the time of such issuance.

Number of Option
Name of Executive	Shares Actually Issued
A.B. Schmitt	57,612
J.W. Fanska	28,806
S.F. Crooke	21,277 [1]
E.R. Despain	16,367
G.F. Aluce	11,718
     The Committee recommended, and the Board approved, an exercise price for such options in an amount equal to the Fair Market Value (as defined in the 2006 Equity Plan) of the Company’s common stock as of February 1, 2009, with vesting to occur over a period of three (3) years from the date of grant. The nonqualified stock options

[1]	Mr. Crooke received a total of 21,277 option shares, of which 3,750 were issued under the 2002 Plan and the remainder under the 2006 Equity Plan.

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granted under the 2006 Equity Plan expire 10 years from the date of grant. If the Executive’s employment is terminated for cause, the option will be forfeited as of the time of the Executive’s removal. If the Executive resigns or is terminated by the Company without cause, the Executive may exercise vested options for a period of 30 days following his termination. If the Executive dies or is disabled, the option may be exercised for a period of 90 days following termination of employment. If the Executive retires, all options become exercisable and the Executive may exercise the option for the shorter of a three-year period following the effective date of the Executive’s qualified retirement or the end of the ten-year life of the option.
     Although stock options represent fixed Company costs regardless of the actual value to Executives, the Committee believed that in the current economic environment, stock options would provide a more effective incentive to the Executive than performance-vesting restricted shares.
     Benefits. Our employees who meet minimum service requirements are entitled to receive medical, dental, life and short-term and long-term disability insurance benefits and may participate in a capital accumulation plan, as described below. Such benefits are provided equally to all Company employees, other than where benefits are provided pro rata based on the respective Executive’s salary (such as the level of disability insurance coverage).
     Capital Accumulation Plan. The Company has adopted a capital accumulation plan (the “Capital Accumulation Plan”). Each of the Company’s executive officers, including the Named Executive Officers, and substantially all other employees of the Company are eligible to participate in the Capital Accumulation Plan. The Capital Accumulation Plan is a defined contribution plan qualified under Section 401, including Section 401(k), of the Internal Revenue Code of 1986, as amended (the “Code”). The Capital Accumulation Plan provides for two methods of Company contributions, a Company matching contribution tied to and contingent upon participant deferrals and a Company profit sharing contribution which is not contingent upon participant deferrals. The amount, if any, of Company paid contributions, both matching and profit sharing, for each fiscal year under the Capital Accumulation Plan is determined by the Board of Directors in its discretion. Each eligible employee meeting certain service requirements and electing to defer a portion of his or her compensation under the Capital Accumulation Plan participates in the Company’s matching contribution program pursuant to a formula as designated by the Board of Directors. Currently, the Company makes a matching contribution that is equal to 100% of a participant’s salary deferrals that do not exceed 3% of the participant’s compensation plus 50% of a participant’s salary deferrals between 3% and 5% of the participant’s compensation. This form of matching contribution qualifies as what is known as a “safe harbor” matching contribution under the Employee Retirement Income Security Act of 1974. In addition, each eligible employee meeting certain service requirements participates in Company profit sharing contributions to the Capital Accumulation Plan in the proportion his or her eligible compensation bears to the aggregate compensation of the group participating in the Capital Accumulation Plan. At the option of the Board of Directors, all or any portion of Company contributions to this plan may be made in the Company’s common stock. Furthermore, each participant can voluntarily contribute, on a pre-tax basis, a portion of his or her compensation (which cannot exceed $15,500 for participants who are 49 or younger, or $20,500 for participants who are 50 or older, for the calendar year 2008) under the Capital Accumulation Plan. A participant’s account will be placed in a trust and invested at the participant’s direction in any one or more of a number of available investment options. Each participant may receive the funds in his or her Capital Accumulation Plan account upon termination of employment. For services rendered in fiscal 2009, total Company contributions under the Capital Accumulation Plan of $9,540, $9,465, $9,492, $9,369 and $9,385 accrued for the accounts of Messrs. Schmitt, Fanska, Crooke, Despain and Aluce, respectively.
     Deferred Compensation. The Company’s Key Management Deferred Compensation Plan was designed to provide additional retirement benefits and income tax deferral opportunities for a select group of management and highly compensated employees. The plan allows such key executives, including the Executives, to defer the receipt of up to 25% of base salary and 50% of performance-based awards. The Company matches contributions to this plan in an amount determined annually by the Committee, generally based on recommendations from Company management. Currently, the matching contribution is 100% of deferrals up to $5,000. In addition, the Company may make contributions on a discretionary basis. Company contributions to the plan are subject to a five-year vesting schedule, with 50% of all such contributions becoming vested after three years of completed plan participation and 100% of all such contributions becoming vested after five years of completed plan participation. However, Company contributions become fully vested if a participant is involuntarily terminated by the Company within one year after a change of control of the Company. If a plan participant is not employed by the Company as of the last day of the plan year other than by reason of his or her retirement, death or disability, the Company contributions, if any, for such plan year shall be zero. In the event of an Executive’s retirement, disability or death, he or she shall be credited with the Company contribution, if any, for such plan year.

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     The deferred compensation plan is a nonqualified and unfunded plan, and participants have only an unsecured promise from the Company to pay the amounts when they become due from the general assets of the Company. The Committee offers this benefit to provide Executives with an opportunity to save, on a tax deferred basis, amounts in addition to what they can save under the Company’s qualified retirement plans for retirement or future dates. The Committee believes this plan is important as a retention and recruitment tool because most of the companies with which the Company competes for executive talent provide a deferral plan for their executives.
     Perquisites. The Company believes its executive compensation program described above is sufficient for attracting talented executives and that providing significant perquisites is neither necessary nor in the shareholders’ best interests. Accordingly, none of the executive officers received any perquisites that have a value in the aggregate in excess of $10,000 during the fiscal year ended January 31, 2009.
     Potential Payments Upon Change of Control, Retirement, Death or Disability
     Pursuant to an employment agreement between the Company and Mr. Schmitt dated October 12, 1993, Mr. Schmitt is entitled to a lump sum payment of 24 months’ salary in the event that his employment is terminated in connection with a change of control of the Company. Under the 1993 letter agreement, Mr. Schmitt is entitled to (i) 24-months salary continuation after a termination (other than for cause) and (ii) a lump sum severance payment of equivalent value in the event of a change of control. The Company has entered into a new Severance Agreement with Mr. Schmitt dated March 13, 2008 (as described below) that is intended to replace this agreement. However, this agreement will again become effective if Mr. Schmitt’s Severance Agreement is terminated.
     In addition, the Company has agreed to pay Mr. Schmitt, pursuant to his Supplemental Executive Retirement Plan (“SERP”), an annual retirement benefit, beginning six months after Mr. Schmitt’s separation from service with the Company, equal to 40% of the average of his total compensation (as defined in the annual retirement benefit agreement) received during the highest five consecutive years out of his last ten years of employment, less 60% of his annual primary Social Security benefit (the “Annual Benefit”). The Annual Benefit is to be reduced, however, by the annual annuity equivalent of the value of all funds, including earnings, in the Company funded portion of Mr. Schmitt’s Capital Accumulation Plan account as of the date of his retirement (the “Annuity Equivalent”). As of January 31, 2009, the Company funded balance in Mr. Schmitt’s account under the Capital Accumulation Plan was $81,006. To the extent the Annual Benefit is not satisfied by the Annuity Equivalent, payments will be made out of the general funds of the Company. If Mr. Schmitt separates from service prior to age 65, his Annual Benefit will be reduced further by multiplying the Annual Benefit by the percentage (referred to under the Plan as the “Early Retirement Reduction Factor” and set forth below in the following table) depending on Mr. Schmitt’s age at the time of his separation from service.

Age at Separation from Service	Percentage of Annual Benefit
55	48.81%
56	52.06%
57	55.59%
58	59.45%
59	63.68%
60	68.32%
61	73.43%
62	79.06%
63	85.31%
64	92.26%
     Mr. Schmitt is entitled to a disability benefit determined in the same manner as the Annual Benefit as of the date of termination of his service resulting from total and permanent disability (the “Disability Benefit”). The Disability Benefit will also be reduced by the Annuity Equivalent but is not subject to the Early Retirement Reduction Factor. Mr. Schmitt is deemed to have become “disabled” if he (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan.
     Mr. Schmitt’s surviving spouse, if any, will be entitled to receive a death benefit (the “Death Benefit”) upon Mr. Schmitt’s death which will be equal to the Annual Benefit his surviving spouse would have received if (i) he had

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retired at the date of his death and had received an Annual Benefit in the form of a monthly joint and survivor benefit and (ii) he subsequently died. The Death Benefit will be reduced by the Annuity Equivalent.
     Severance Agreements
     On March 13, 2008, the Company entered into severance agreements with Messrs. Schmitt, Fanska, Crooke and Aluce and on July 10, 2008, entered into the same form of severance agreement with Mr. Despain. The Committee recommended that the Company enter into such severance agreements because of Board concerns about employee retention and information provided by Towers Perrin indicating that such severance agreements are normal and customary for senior executives. The Committee also discussed the economic impact of the severance agreements if severance payments were triggered. Each of the severance agreements are the same except that Mr. Schmitt’s severance agreement reflects that, if his severance agreement is terminated, the severance benefits that Mr. Schmitt was entitled to receive under the 1993 letter agreement (described above) will again become effective. The severance agreements generally provide:
•	If before a change of control, the Company terminates the Executive’s employment without “cause” or if the Company constructively terminates the Executive’s employment (i.e., the Executive leaves for “good reason”), the Executive is entitled to receive severance benefits that include (i) 24 months of continued base salary, (ii) continued vesting of equity-based awards and a continued right to exercise outstanding stock options during this 24-month severance period, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, (iv) for any performance-based stock options that become exercisable after the end of the 24-month severance period, such stock options will remain exercisable until the earlier of the original expiration date of the option or 90 days after the end of the 24 month severance period, (v) continued participation in the Company’s welfare benefit plans (or comparable arrangements) throughout the 24 month severance period, and (vi) payment of any applicable COBRA premiums.

•	If the Executive’s employment is terminated due to death, the Executive’s estate or his beneficiaries will be entitled to receive (i) immediate acceleration of the vesting of the Executive’s service-based equity awards and the right to exercise the service-based stock options until the earlier of the original expiration date of the options or 12 months after the Executive’s date of death, (ii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, and (iii) for any performance-based stock option that becomes exercisable due to the satisfaction of the underlying performance criteria, the continued right to exercise the option until the earlier of the option’s original expiration date or 12 months after the Executive’s date of death.

•	If the Executive’s employment is terminated due to disability, the Executive will be entitled to (i) payment of a lump sum disability benefit equal to 12 months base salary, (ii) immediate acceleration of the vesting of his service-based equity awards and a continuation of his right to exercise any service-based stock options for a period of 12 months after the termination, (iii) for any performance-based equity award that is exercisable, payable or becomes vested only if the applicable performance-based criteria is satisfied, such performance-based award will become exercisable, payable or become vested at the time of and only if the underlying performance criteria is satisfied, and (iv) for any performance-based stock options that have become exercisable due to the satisfaction of the underlying performance criteria, the continued right to exercise the options until the earlier of the option’s original expiration date or 12 months after the Executive’s termination.

•	Upon a change of control of the Company, all of the Executive’s equity awards will become immediately vested on the effective date of the change. Following a change of control of the Company and for a three-year period following the change of control, the successor Company is obligated to both (i) continue to employ the Executive in a substantially similar position (at an equal or greater base salary as before the change of control) and (ii) provide the Executive with certain welfare benefits and bonus compensation opportunities similar to those of other similarly situated employees.

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•	If the Executive’s employment is terminated by the Company without “cause” or is constructively terminated (i.e., the Executive leaves for “good reason”) during the three-year period following a change of control of the Company, he is entitled to:
•	A special lump-sum severance payment equal to the present value of the remaining base salary he would receive if he remained an employee until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date;

•	Coverage under all employee benefit plans that covered him prior to termination until the later of the end of the third anniversary of the change of control or the second anniversary of his termination date; and

•	If any payments made pursuant to the Severance Agreement are subject to the Internal Revenue Code’s penalty tax provisions for excessive “golden parachute payments”, then the Company will reimburse (on an after tax basis) the Employee for the amount of any such penalty tax.
•	Generally, all severance payments under the agreements will begin following the Executive’s termination of employment. However, as is provided for in the Severance Agreements, certain delays in payment timing may occur in order to comply with Section 409A of the Internal Revenue Code.
     Adjustments to Compensation Plan
     The Company has no formal policy on recapturing salary or incentive awards (equity or cash) granted to an Executive, in the event that the Company were to have to restate its financial statements (whether arising from conduct or actions of the Executive, or otherwise). However, the discretion retained by the Committee to make adjustments in all types of compensation, permits it to decrease an Executive’s compensation under such circumstances if such compensation has not already been paid or become final. There is currently no procedure to recover (“claw back”) an element of compensation that has been paid and become final. To date, the Company has never been required to restate its financial statements.
Report of the Compensation Committee
     The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement beginning at page 9.
     Based on the review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the Company’s 2009 Annual Meeting of Stockholders and be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009.
Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

Anthony B. Helfet, Chairman	David A.B. Brown
Rene J. Robichaud	Nelson Obus

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Executive Compensation and Other Information
Executive Compensation
     The following table sets forth for the fiscal years ended January 31, 2009, 2008 and 2007, respectively, the compensation of the Company’s chief executive officer and of each of the Company’s four other most highly compensated executive officers whose remuneration for the fiscal year ended January 31, 2009, exceeded $100,000 for services to the Company and its subsidiaries in all capacities (collectively, the “Named Executive Officers”):
Summary Compensation Table

							Change in
							Pension
						Non-Equity	Value and
						Incentive	Nonqualified
						Plan	Compen-	All Other
				Stock	Option	Compen-	sation	Compen-
	Fiscal	Salary(1)	Bonus	Awards	Awards	sation(2)	Earnings	sation(4)(5)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Andrew B. Schmitt	2009	$618,462	—	$439,983	$440,000	$562,437	$353,106 (3)	$26,047	$2,440,035
President, Chief Executive	2008	519,770	—	633,900	728,000	645,000	182,030	26,428	2,735,128
Officer and Director	2007	484,423	—	—	887,600	386,203	277,771	12,461	2,048,458

Jerry W. Fanska	2009	$363,231	—	$219,974	$219,992	$248,334	—	$28,537	$1,080,067
Senior Vice President—	2008	249,885	—	316,950	364,000	238,669	—	26,529	1,196,033
Finance and Treasurer	2007	239,785	—	—	—	163,380	—	30,536	433,701

Steven F. Crooke	2009	$308,692	—	$162,481	$162,493	$210,914	—	$25,257	$869,836
Senior Vice President—	2008	224,885	—	316,950	364,000	214,802	—	25,100	1,145,737
General Counsel and Secretary	2007	214,884	—	—	—	146,288	—	25,638	386,810

Eric R. Despain	2009	$299,230	—	$97,488	$97,486	$272,098	—	$27,286	$793,588
Senior Vice President	2008	249,885	—	316,950	—	250,000	—	26,346	843,181
	2007	239,847	54,088	—	—	187,412	—	27,193	508,540

Gregory F. Aluce	2009	$274,231	—	$89,489	$89,498	$186,030	—	$24,973	$664,222
Senior Vice President	2008	224,770	—	316,950	—	225,000	—	25,156	791,876
	2007	204,885	—	—	—	156,319	—	25,036	386,240

(1)	Reflects salary earned for the fiscal years ended January 31, 2009, 2008 and 2007, respectively. The salary amounts in 2009 for Messrs, Schmitt, Fanska, Crooke, Despain and Aluce include amounts deferred under the Company’s Deferred Compensation Plan of $17,508, $90,807, $14,231, $14,615 and $14,231, respectively. The salary amounts in 2008 for Messrs. Schmitt, Fanska, Crooke, Despain and Aluce include amounts deferred under the Company’s Deferred Compensation Plan of $15,046, $62,472, $15,000, $15,000 and $15,000, respectively. The salary amounts in 2007 for Messrs. Schmitt, Fanska, Crooke, Despain and Aluce include amounts deferred under the Company’s Deferred Compensation Plan of $1,154, $55,385, $16,154, $21,154 and $16,154, respectively. All amounts deferred are also reflected in the Nonqualified Deferred Compensation table appearing on page 22 in this Proxy Statement.

(2)	Reflects incentive compensation earned for the fiscal years ended January 31, 2009, 2008 and 2007, respectively. The incentive amounts in 2009 for Messrs. Fanska and Aluce include amounts deferred under the Company’s Deferred Compensation Plan of $124,167 and $24,981, respectively. The incentive amounts in 2008 for Messrs. Fanska and Aluce include amounts deferred under the Company’s Deferred Compensation Plan of $119,335 and $26,150, respectively. The incentive amounts in 2007 for Messrs. Fanska and Aluce include amounts deferred under the Company’s Deferred Compensation Plan of $80,958 and $19,202, respectively. All amounts deferred are also reflected in the Nonqualified Deferred Compensation table appearing on page 22 in this Proxy Statement. The incentive amounts in 2007 for Messrs. Schmitt, Fanska, Crooke, Despain and Aluce also include incentive compensation awarded in connection with the sale of certain non-strategic assets, which was completed in fiscal 2007, in the amounts of $3,900, $1,463, $1,238, $1,500 and $1,313, respectively.

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(3)	During the fiscal year ended January 31, 2009, the pension measurement date was changed from December 31 to January 31 in accordance with Statement of Financial Accounting Standard 158 creating a thirteen month change in pension value equal to $382,531. The $353,106 amount reported was calculated by multiplying $382,531 by 12/13 to arrive at a twelve month change in pension value.

(4)	Excludes perquisites and other benefits, unless the aggregate amount of such compensation exceeds $10,000.

(5)	All Other Compensation for the fiscal year ended January 31, 2009, includes Layne Christensen contributions in the amounts of $9,540, $9,465, $9,492, $9,369 and $9,385, which accrued during such fiscal year for the accounts of Messrs. Schmitt, Fanska, Crooke, Despain and Aluce, respectively, under the Company’s Capital Accumulation Plan and the cost of term life insurance paid by the Company for the benefit of Messrs. Schmitt, Fanska, Crooke, Despain and Aluce in the amounts of $2,322, $3,880, $1,534 $3,302 and $1,357, respectively; and Company matching contributions to the accounts of Messrs. Schmitt, Fanska, Crooke, Despain and Aluce under the Company’s Deferred Compensation Plan in the amounts of $14,185, $15,192, $14,231, $14,615 and $14,231, respectively.

All Other Compensation for the fiscal year ended January 31, 2008, includes Layne Christensen contributions in the amounts of $9,060, $9,023, $9,031, $9,031 and $9,062, which accrued during such fiscal year for the accounts of Messrs. Schmitt, Fanska, Crooke, Despain and Aluce, respectively, under the Company’s Capital Accumulation Plan; and the cost of term life insurance paid by the Company for the benefit of Messrs. Schmitt, Fanska, Crooke, Despain and Aluce in the amounts of $2,322, $2,313, $1,069, $2,316 and $1,095, respectively; and Company matching contributions to the accounts of Messrs. Schmitt, Fanska, Crooke, Despain and Aluce under the Company’s Deferred Compensation Plan in the amount of $15,046, $15,192, $15,000, $15,000 and $15,000, respectively.

All Other Compensation for the fiscal year ended January 31, 2007, includes Layne Christensen contributions in the amounts of $8,985, $8,702, $8,800, $8,815 and $7,887, which accrued during such fiscal year for the accounts of Messrs. Schmitt, Fanska, Crooke, Despain and Aluce, respectively, under the Company’s Capital Accumulation Plan; the cost of term life insurance paid by the Company for the benefit of Messrs. Schmitt, Fanska, Crooke, Despain and Aluce in the amounts of $2,322, $2,219, $684, $2,224 and $995, respectively; and Company matching contributions to the accounts of Messrs. Schmitt, Fanska, Crooke, Despain and Aluce under the Company’s Deferred Compensation Plan of $1,154, $19,615, $16,154, $16,154 and $16,154, respectively.
Grants of Plan-Based Awards During Fiscal 2009
     The following table sets forth information with respect to each Named Executive Officer concerning grants during the fiscal year ended January 31, 2009, of awards under both the Company’s equity and non-equity plans.

		Payouts Under Non-Equity Incentive			Estimated Future Payouts Under			All Other	All Other
		Plan Awards (1)			Equity Incentive Plan Awards			Stock	Option
								Awards:	Awards:	Exercise
								Number of	Number of	or Base
								Shares of	Securities	Price of
								Stock or	Underlying	Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards
Name	Grant Date	($)	($)	($)	($)	($)	($)	(#)	(#)	($/Sh)
Andrew B. Schmitt	02/05/2008	$248,000	$496,000	$992,000	—	—	—	12,321	26,607	$35.71
Jerry W. Fanska	02/05/2008	109,500	219,000	438,000	—	—	—	6,160	13,303	$35.71
Steven F. Crooke	02/05/2008	93,000	186,000	372,000	—	—	—	4,550	9,826	$35.71
Eric R. Despain	02/05/2008	90,000	180,000	360,000	—	—	—	2,730	5,895	$35.71
Gregory F. Aluce	02/05/2008	82,500	165,000	330,000	—	—	—	2,506	5,412	$35.71

(1)	There are no estimated future payouts under the Company’s non-equity incentive plans for awards granted during the fiscal year ended January 31, 2009. All payouts under the Company’s non-equity incentive plans for awards granted during fiscal 2009 were made on April 10, 2009 and are reported in the Non- Equity Incentive Plan Compensation column in the Summary Compensation Table, which appears on page 19 of this Proxy Statement. The amounts reported under the Threshold, Target and Maximum columns in this table are the possible incentive compensation awards calculated in accordance with the provisions set forth in the Executive Incentive Compensation Plan. The Threshold column reports the awards that would have been paid if 80% of the performance targets were met. If less than 80% of a performance target is met, no

20

incentive award is paid with respect to that target. The Target column reports the awards that would have been paid if 100% of the performance targets were met and the Maximum column reports the maximum awards available under the plan regardless of the amount by which the performance targets are exceeded. The calculation of the payouts actually received and reported in the Summary Compensation Table are explained in detail in the Compensation Discussion and Analysis appearing on page 9 of this Proxy Statement.
Outstanding Equity Awards at Fiscal Year-End
     The following table lists all outstanding equity awards held by our Named Executive Officers as of January 31, 2009.

	Option Awards							Stock Awards
											Equity
										Equity	Incentive
					Equity					Incentive	Plan Awards:
					Incentive					Plan	Market Value
					Plan					Awards:	or Payout
					Awards:			Number	Market	Number of	Value of
	Number of		Number of		Number of			of Shares	Value of	Unearned	Unearned
	Securities		Securities		Securities			or Units	Shares or	Shares, Units	Shares, Units
	Underlying		Underlying		Underlying			of Stock	Units of	or Other	or Other
	Unexercised		Unexpired		Unexercised	Option	Option	that Have	Stock that	Rights that	Rights that
	Options (#)		Options (#)		Unearned	Exercise	Expiration	Not	Have Not	Have Not	Have Not
Name	Exercisable		Unexercisable		Options (#)	Price ($)	Date	Vested (#)	Vested ($) (6)	Vested (#)	Vested ($) (6)
Andrew B. Schmitt	15,000	(1)	—		—	$16.65	06/28/2014	11,250	$177,525	12,321	$194,425
	35,000	(2)	35,000	(2)	—	$29.29	06/08/2016
	8,750	(3)	26,250	(3)	—	$42.26	06/07/2017
	—		26,607	(5)	—	$35.71	02/05/2018

Jerry W. Fanska	26,250	(4)	8,750	(4)	—	$27.87	01/20/2016	5,625	$88,763	6,160	$97,205
	4,375	(3)	13,125	(3)	—	$42.26	06/07/2017
	—		13,303	(5)	—	$35.71	02/05/2018

Steven F. Crooke	8,750	(4)	8,750	(4)	—	$27.87	01/20/2016	5,625	$88,763	4,550	$71,799
	—		13,125	(3)	—	$42.26	06/07/2017
	—		9,826	(5)	—	$35.71	02/05/2018

Eric R. Despain	26,250	(4)	8,750	(4)	—	$27.87	01/20/2016	5,625	$88,763	2,730	$43,079
	—		5,895	(5)	—	$35.71	02/05/2018

Gregory F. Aluce	20,000	(1)	—		—	$16.65	06/28/2014	5,625	$88,763	2,506	$39,545
	26,250	(4)	8,750	(4)	—	$27.87	01/20/2016
	—		5,412	(5)	—	$35.71	02/05/2018

(1)	The options are fully vested and exercisable.

(2)	The options vest in 4 equal annual installments on June 8th of each year. If they have not yet been exercised, the options in the grant are currently 50% vested and 50% unvested

(3)	The options vest in 4 equal annual installments on June 7th of each year. If they have not yet been exercised, the options in the grant are currently 25% vested and 75% unvested.

(4)	The options vest in 4 equal annual installments on January 20th of each year. If they have not yet been exercised, the options in the grant are currently 75% vested and 25% unvested.

(5)	The options vest in 3 equal annual installments on February 5th of each year. All of the options in the grant were unvested on January 31, 2009.

(6)	The market value of the shares of restricted stock, either earned or unearned, that have not vested was calculated by multiplying $15.78, which was the closing market price of the Company’s common stock on January 31, 2009, by the number of unvested shares.
Option Exercises and Stock Vested
     The following table sets forth information with respect to each Named Executive Officer concerning the exercise of options and the vesting of stock during the fiscal year ended January 31, 2009.

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	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares Acquired	Value Realized on
Name	Acquired on Exercise (#)	on Exercise (1) ($)	on Vesting (#)	Vesting ($)(2)
Andrew B. Schmitt	30,000	$1,198,100	3,750	$180,075
Jerry W. Fanska	10,000	$369,900	1,875	$90,038
Steven F. Crooke	18,125	$540,338	1,875	$90,038
Eric R. Despain	20,000	$828,200	1,875	$90,038
Gregory F. Aluce	24,875	$1,109,176	1,875	$90,038

(1)	The value realized on exercise was calculated using the closing price of the Company’s common stock on the date of exercise, subtracting the exercise price, and then multiplying by the number of shares exercised.

(2)	The value realized upon vesting was calculated using the closing price of the Company’s common stock on the date the shares vested multiplied by the number of shares vested. All shares reported in this column vested on June 7, 2008.
Pension Benefits
     The following table shows the number of years of credited service earned through January 31, 2009, and the actuarial present value of the accumulated benefits for Mr. Andrew B. Schmitt, our President and Chief Executive Officer, under his SERP. The accumulated benefit present values were determined using a discount rate of 7.24% and mortality assumptions based on RP2000 (made with white collar adjustment) mortality tables. The values shown are estimates only. The actual benefit payable will be determined upon Mr. Schmitt’s retirement or termination from the Company. The terms of Mr. Schmitt’s SERP are set forth in detail in the compensation discussion and analysis included in this Proxy Statement under the heading “Potential Payments Upon Change of Control, Retirement, Death or Disability.” Mr. Schmitt is the only Named Executive Officer that is entitled to receive any such pension benefit. No payments were made under the SERP to Mr. Schmitt during the last fiscal year.

		Number of Years	Present Value of
		Credited Service	Accumulated	Payments During
Name	Plan Name	(#)	Benefit( $)	Last Fiscal Year ($)
Andrew B. Schmitt	Supplemental Executive Retirement Plan	15	$2,104,528	$0
Nonqualified Deferred Compensation
     The following table sets forth the contributions made by our Named Executive Officers and the earnings accrued on all such contributions under our Key Management Deferred Compensation Plan during the fiscal year ended January 31, 2009.

	Executive	Registrant	Aggregate Earnings	Aggregate	Aggregate Balance
	Contributions in Last	Contributions in Last	(Losses) in	Withdrawals/	at Last Fiscal Year
Name	Fiscal Year(1)($)	Fiscal Year(2)($)	Last Fiscal Year(3)($)	Distributions ($)	End(4)($)
Andrew B. Schmitt	$17,508	$14,185	$846	—	$65,732
Jerry W. Fanska	210,142	15,192	(147,236)	—	317,904
Steven F. Crooke	14,231	14,231	(35,095)	—	58,086
Eric R. Despain	14,615	14,615	(12,722)	—	141,487
Gregory F. Aluce	40,381	14,232	(52,686)	—	82,380

(1)	The salary deferrals reported in this column are included in the salary of each executive for fiscal 2009 as indicated in footnote (1) to the Summary Compensation Table. However, the incentive compensation deferrals reported in this column are included in the incentive compensation of each executive for fiscal 2008 as indicated in footnote (2) to the Summary Compensation Table, since, due to the timing of the payments, they are not credited to the account of the executive until the succeeding fiscal year.

(2)	The amounts reported in this column are included in the All Other Compensation column for each executive as indicated in footnote (5) to the Summary Compensation Table.

(3)	The earnings reporting in this column are not included in the Summary Compensation Table as they are not above-market or preferential.

(4)	Includes amounts reported as salary in the Summary Compensation Table for fiscal 2009 of $17,508, $90,807, $14,231, $14,615 and $14,231 for Messrs. Schmitt, Fanska, Crooke, Despain and Aluce, respectively; amounts reported as salary in the Summary Compensation Table for fiscal 2008 of $15,046,

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$62,472, $15,000, $15,000 and $15,000 for Messrs. Schmitt, Fanska, Crooke, Despain and Aluce, respectively; and amounts reported as salary in the Summary Compensation Table for fiscal 2007 of $1,154, $55,385, $16,154, $21,154 and $16,154 for Messrs. Schmitt, Fanska, Crooke, Despain and Aluce, respectively. Also includes amounts reported as incentive compensation in the Summary Compensation Table for fiscal 2008 of $119,335 and $26,150 for Messrs. Fanska and Aluce, respectively, and amounts reported as either incentive compensation or bonus in the Summary Compensation Table for fiscal 2007 of $80,958, $54,088 and $19,202 for Messrs. Fanska, Despain and Aluce, respectively.
Equity Compensation Plan Information
     The following table provides information as of January 31, 2009, with respect to shares of the Company’s common stock that have been authorized for issuance under the existing equity compensation plans, including the Company’s 2006 Equity Plan and 2002 Option Plan.
     The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans that are no longer in effect. Footnote 5 to the table sets forth the total number of shares of the Company’s common stock issuable upon the exercise of options under expired plans as of January 31, 2009, and the weighted average exercise price of those options. No additional options may be granted under such plans.

	Number of securities to	Weighted-average	Number of securities remaining
	be issued upon exercise	exercise price of	available for future issuance under
	of outstanding options,	outstanding options,	equity compensation plans (excluding
Plan Category	warrants and rights	warrants and rights	securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	610,649 (1)	$ 29.04	216,779 (2)
Equity compensation plans not approved by security holders (3)	0	N/A	— (4)

Total	610,649 (5)		216,779

(1)	Shares issuable pursuant to outstanding options under the 2006 Equity Plan and the 2002 Option Plan.

(2)	Represents 213,029 shares of Company common stock which may be issued pursuant to future awards under the 2006 Equity Plan and 3,750 shares of Company common stock which may be issued pursuant to future awards under the 2002 Option Plan.

(3)	The equity compensation plans not approved by security holders include the Company’s Executive Incentive Compensation Plan (the “Executive IC Plan”), the District Incentive Compensation Plan (the “District IC Plan”), the Corporate Staff Incentive Compensation Plan (the “Corporate IC Plan”), the Water Infrastructure Group Incentive Compensation Plan (the “Water IC Plan”) and the Mineral Exploration Division Incentive Compensation Plan (the “Mineral IC Plan”).

(4)	The number of shares issuable pursuant to equity compensation plans not approved by security holders is not presently determinable, as explained below under “Equity Compensation Plans not Approved by Security Holders.”

(5)	The table does not include information for equity compensation plans that have expired. The Company’s 1992 Option Plan expired in May 2002. As of January 31, 2009, no shares of Company common stock were issuable upon the exercise of outstanding options under the expired 1992 Option Plan. No additional options may be granted under the 1992 Option Plan. The Company’s 1996 Option Plan expired in May 2006. As of January 31, 2009, a total of 130,792 shares of Company common stock were issuable upon the exercise of outstanding options under the expired 1996 Option Plan. The weighted average exercise price of those option is $19.93 per share. No additional options may be granted under the 1996 Option Plan.
Equity Compensation Plans not Approved by Security Holders
     The Executive IC Plan, the District IC Plan, the Corporate IC Plan, the Water IC Plan and the Mineral IC Plan (collectively, the “IC Plans”) have each been adopted by the Board of Directors of the Company. The Executive

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IC Plan and the Corporate IC Plan are each incentive compensation plans that provide for an annual bonus equal to a certain percentage of a participant’s base salary to be paid to the participants upon the attainment of certain financial and other goals, which are adopted and approved by the Board of Directors for each fiscal year. The District IC Plan was replaced by the Water IC Plan and the Mineral IC Plan for the Water Infrastructure and Mineral Exploration Divisions. Both plans provide for a bonus pool which is divided among the participants as determined by management of the division. The size of the bonus pool is determined based on the attainment of certain financial and other goals. The IC Plans differ in the eligible participants, the calculation of the annual bonuses, the goals, and the percentages of a participant’s salary paid as an award. No shares of Company common stock have been authorized for future issuance under the IC Plans and no options, warrants or rights may be granted under the IC Plans, except in connection with the 2006 Equity Plan. The IC Plans each provide that all or part of an employee’s incentive compensation under the IC Plans may, at the discretion of the Board of Directors, be paid in either cash or shares of the Company’s common stock, which may be either restricted or unrestricted and may consist of authorized but unissued shares of common stock or shares of common stock reacquired by the Company on the open market. Prior to the payment of any incentive compensation under the IC Plans in the form of shares of the Company’s common stock, the Board of Directors must authorize the issuance of such shares.
Ownership of Layne Christensen Common Stock
     The following table sets forth certain information as of March 31, 2009, except as otherwise provided, regarding the beneficial ownership of Layne Christensen common stock by each person known to the Board of Directors to own beneficially 5% or more of the Company’s common stock, by each director or nominee for director of the Company, by each Named Executive Officer, and by all directors and executive officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more stockholders, as the case may be.

	Amount and
	Nature of		Percentage of
	Beneficial		Shares
Name	Ownership (1)		Outstanding (1)
Neuberger Berman Inc. (2)	2,331,727		11.9%
Invesco Ltd. (3)	1,788,629		9.2%
Keeley Asset Management Corp. (4)	1,535,000		7.9%
Barclays Global Investors, NA (5)	974,482		5.0%
Jeffrey J. Reynolds	445,700	(6)	2.3%
Andrew B. Schmitt	214,010	(6)	1.1%
Jerry W. Fanska	46,844	(6)	*
Steven F. Crooke	22,200	(6)	*
Eric R. Despain	43,855	(6)	*
Gregory F. Aluce	78,181	(6)	*
Nelson Obus (7)	13,158		*
Donald K. Miller	12,631	(8)	*
J. Samuel Butler	13,374	(8)	*
Anthony B. Helfet	12,167	(8)	*
David A. B. Brown	19,938	(8)	*
Rene J. Robichaud	8,410	(8)	*
Robert R. Gilmore	5,014	(8)	*
All directors and executive officers as a group (13 persons)	935,482	(9)	4.7%

	*	Less than 1%

(1)		Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes shares of common stock issuable pursuant to the exercise of stock options exercisable within 60 days of March 31, 2009. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 19,451,476 shares of common stock outstanding plus 284,674 options exercisable within 60 days of March 31, 2009, where said options are considered deemed shares attributed to a given beneficial owner.

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(2)	The ownership reported is based on a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2009, by Neuberger Berman Inc., on behalf of itself and the other members of its group, including Neuberger Berman, LLC, Neuberger Berman Management LLC and Neuberger Berman Equity Funds. Neuberger Berman, LLC is deemed to be a beneficial owner of the Company’s stock since it has shared power to make decisions whether to retain or dispose, and in some cases the sole power to vote, the securities of many unrelated clients. Neuberger Berman, LLC does not, however, have any economic interest in the securities of those clients. Neuberger Berman, LLC and Neuberger Berman Management LLC are deemed to be beneficial owners of the Company’s stock since they both have shared power to make decisions whether to retain or dispose and vote the securities. Neuberger Berman, LLC and Neuberger Berman Management LLC serve as a sub-advisor and investment manager, respectively, of Neuberger Berman’s various Mutual Funds which hold such shares in the ordinary course of their business and not with the purpose nor with the effect of changing or influencing the control of the issuer. The holdings of Lehman Brothers Asset Management LLC and Lehman Brothers Asset Management Inc., affiliates of Neuberger Berman, LLC, are also aggregated to comprise the holdings referenced herein. Neuberger Berman Inc. filed the Schedule 13G since it owns 100% of both Neuberger Berman, LLC and Neuberger Berman Management LLC, and is affiliated with Lehman Brothers Asset Management LLC and Lehman Brothers Asset Management Inc. The principal business address of Neuberger Berman Inc. is 605 Third Avenue, New York, New York 10158.

(3)	The ownership reported is based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2009, by Invesco Ltd. on behalf of itself and its subsidiaries, Invesco PowerShares Capital Management LLC and Invesco National Trust Company. The principal business address of these entities is 1555 Peachtree Street NE, Atlanta, Georgia 30309.

(4)	The ownership reported is based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009, by Keeley Asset Management Corp. and Keeley Small Cap Value Fund, a series of Keeley Funds, Inc. The principal business address of both of these entities is 401 South LaSalle Street, Chicago, Illinois 60605.

(5)	The ownership reported is based on a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2009, by Barclays Global Investors, NA and Barclays Global Fund Advisors, both with a principal business address of 400 Howard Street, San Francisco, California 94105, and Barclays Global Investors, Ltd., with a principal business address of Murray House, 1 Royal Mint Court, London, EC3N 4HH.

(6)	Includes options for the purchase of 67,618 shares, 43,125 shares, 35,059 shares, 12,025 shares, 28,214 shares and 48,053 shares of the Company’s common stock exercisable within 60 days of March 31, 2009, granted to Messrs. Schmitt, Reynolds, Fanska, Crooke, Despain and Aluce, respectively. Also includes 13,821 shares, 5,625 shares, 5,625 shares, 6,911 shares and 6,878 shares of restricted stock of the Company held by Messrs. Schmitt, Fanska, Crooke, Despain and Aluce, respectively, all of which vest 25% per year beginning June 7, 2008. Also includes 12,321, 6,160, 4,550, 2,730 and 2,506 shares of restricted stock of the Company held by Messrs. Schmitt, Fanska, Crooke, Despain and Aluce, respectively, all of which vest at the end of a three-year period, provided that the Company meets certain performance targets during that period. Also includes 7,537 shares of common stock held indirectly by Mr. Aluce through his 401(k) account.

(7)	Mr. Obus is president of Wynnefield Capital, Inc. and a managing member of Wynnefield Capital Management, LLC. Both companies have indirect beneficial ownership in securities held in the name of Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Channel Partnership II, L.P. and the Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan, which, combined, own 690 of the indicated shares. Also includes options for the purchase of 9,654 shares of the Company’s common stock exercisable within 60 days of March 31, 2009, granted to Mr. Obus, 810 shares of restricted stock of the Company, held by Mr. Obus, which are 100% vested, but subject to a restriction on transfer until June 5, 2009, and 1,057 shares of restricted stock held by Mr. Obus, which are 100% vested but subject to a restriction on transfer until February 1, 2010.

(8)	Includes options for the purchase of 13,000 shares, 11,617 shares, 9,000 shares, 3,000 shares and 4,309 shares of the Company’s common stock exercisable within 60 days of March 31, 2009, granted to Messrs. Brown, Butler, Helfet, Robichaud and Gilmore, respectively. Also includes 810 shares of restricted stock of the Company, held by each of Messrs. Miller, Butler and Helfet, and 1,519 shares of restricted stock of

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the Company, held by Mr. Brown, all of which are fully vested, but subject to a restriction on transfer until June 5, 2009. Also includes 2,644 shares and 705 shares of restricted stock of the Company held by Messrs. Brown and Gilmore and 1,410 shares of restricted stock of the Company held by each of Messrs. Miller, Helfet and Robichaud, all of which are 100% vested, but subject to a restriction on transfer until February 1, 2010.

(9)	Includes options for the purchase of 284,674 shares of the Company’s common stock exercisable within 60 days of March 31, 2009, granted to all directors and executive officers of the Company as a group.
Item 2-Ratification of the Amended and Restated Rights Agreement
     At the Annual Meeting, the Company’s stockholders will be asked to ratify the Amended and Restated Rights Agreement (the “Rights Agreement”) entered into between the Company and National City Bank (the “Rights Agent”) on October 14, 2008. The Rights Agreement amends the terms of the rights agreement dated as of October 12, 1998, between the Company and the Rights Agent that would have expired at the close of business on October 14, 2008, to among other things, extend the term of the Rights Agreement through the close of business on October 14, 2011.
     The Board has an affirmative fiduciary duty under Delaware law to protect stockholders from takeover offers that are unfairly or inadequately priced or coercively structured. A stockholder rights plan is widely acknowledged to be the most effective takeover defense and ultimately the only such defense that is reasonably capable of enabling the Board to fulfill this fiduciary duty. While the Delaware courts will not permit a stockholder rights plan to be used in breach of the Board’s fiduciary duties, the Board is mindful of the perception by some institutional investors and proxy advisory firms that such plans can be used to entrench management. However, the Board’s intention is to use this Rights Agreement only in accordance with its fiduciary duties and to achieve the benefits described below. The Board therefore remains committed to not using the Rights Agreement to entrench management and will continue to consider all credible acquisition proposals in a manner consistent with its fiduciary duties. The Board also recognizes that circumstances creating the need for the Rights Agreement may change over time. The Rights Agreement therefore includes a so-called “TIDE” provision which is more favorable to stockholders than such provisions in most rights plans in that it calls for at least an annual, as opposed to a triennial, review by a committee of independent directors for the purposes of recommending to the Board whether the Rights Agreement should be modified or eliminated.
     The Board is also voluntarily seeking stockholder approval of the Rights Agreement even though Delaware law and the Company’s organizational documents do not require such approval to implement or maintain the Rights Agreement. This approval is being sought to demonstrate the Board’s commitment to good corporate governance and to comply with the voting guidelines of RiskMetrics Group, a leading proxy advisory firm for institutional investors. In addition, the terms of the Rights Agreement have been designed to implement those voting guidelines and thereby elicit a favorable voting recommendation from RiskMetrics Group. These terms include: (i) a 20% ownership threshold which must be surpassed before the exercisability of the rights is triggered, (ii) a three-year term, (iii) no so-called “dead-hand,” “slow-hand” or “no-hand” or similar features that would limit the right of a future Board to redeem the Rights (as defined below) and (iv) the right of stockholders owning at least 10% of the outstanding shares to request that a special stockholders meeting be held for the purpose of voting upon a resolution to redeem the Rights, which request may be made no earlier than 90 business days after commencement of a Qualified Offer (as described below) that has not been approved by the Board.
     In order to fulfill its fiduciary duties, the Board is reserving the right to maintain the Rights Agreement or adopt a new rights plan if the Board determines, in good faith, that its fiduciary duties require such action, regardless of the outcome of the stockholder vote.
Reasons for the Rights Agreement
     The Company adopted the Rights Agreement on October 14, 2008. Neither the adoption, nor any renewal or amendment, were connected with an acquisition proposal, hostile or otherwise.
     Stockholder rights plans are used to protect stockholders in the event of a hostile or unsolicited attempt to acquire control of a company, including: a partial or two-tier tender offer that fails to treat all stockholders equally; a “creeping acquisition” by the purchase of stock on the open market; inadequately or unfairly priced tender offers; and other acquisition tactics that the Board believes are unfair, coercive or otherwise not in the best interests of stockholders.

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     Stockholder rights plans help to prevent an acquiror from taking advantage of adverse market conditions, short-term declines in share prices, or anticipated improvements in operating results before such improvements are fully reflected in a company’s share price—allowing a hostile acquiror to take control at a price that does not reflect a company’s intrinsic value or long term prospects. The number of hostile or unsolicited takeover offers has risen as valuations of public companies have fallen and opportunistic bidders have attempted to take advantage of these depressed prices.
     The Board approved the Company’s entry into the Rights Agreement, in significant part, because of the Company’s depressed stock price and the concentration of approximately 60% of its outstanding common stock in the hands of 15 institutional stockholders, which make it vulnerable to a hostile or unsolicited takeover that could be coercively structured and either unfairly or inadequately priced. In determining whether to adopt the Rights Agreement, the Board also took into account numerous economic studies which have shown that rights plans do not prevent takeovers, but do result in higher takeover premiums being paid. The Board believes that it can best fulfill its fiduciary duties to the Company and to its stockholders with the additional time, flexibility and negotiating leverage provided by the Rights Agreement. These benefits encourage potential acquirors to negotiate with the Board and strengthen the Board’s bargaining position for the benefit of all stockholders. The additional time afforded by the Rights Agreement gives the Board the opportunity to identify and pursue the best strategic alternative then reasonably available to the Company, including whether to remain independent and implement the Company’s strategic plan. If the Board decides to pursue a sale of the Company, the Rights Agreement would increase the Board’s ability to run an effective sale process and negotiate with potential buyers in an orderly and value-maximizing manner. The Rights Agreement also helps to ensure equal treatment so that all stockholders will have the opportunity to receive a control premium and can avoid the risk of being relegated to a minority position.
     The Board’s ability to implement a rights plan to achieve the foregoing benefits after an actual takeover threat emerges (a so-called “off-the-shelf strategy”) is doubtful due to the Company’s concentrated stock ownership and the inability of the filing requirements under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the Hart-Scott-Rodino Antitrust Improvement Act (“HSR”) to provide sufficient advance warning of an impending transfer of control of the Company. In the former regard, a hostile acquiror is permitted to acquire additional shares during the ten day period between the date it first acquires beneficial ownership of more than five percent of the outstanding shares and the due date for filing a Schedule 13D to report such ownership and its control intentions. In the latter regard, an HSR notice is only required before consummating the acquisition of stock with a value of more than the HSR reporting threshold (which is adjusted annually and currently $65.2 million). However, an HSR notice is not triggered by an option or conditional right to purchase, so that control could be locked up, subject to HSR clearance of the closing of the stock transfer, before the Company becomes aware of it.
Summary of the Rights Agreement
     On October 12, 1998 the Board declared a dividend of one preferred share purchase right (a “Right”) for each share of common stock, $.01 par value (the “Common Shares”), of the Company outstanding at the close of business on November 9, 1998 (the “Record Date”). As long as the Rights are attached to the Common Shares, the Company will issue one Right (subject to adjustment) with each new Common Share so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (the “Preferred Shares”) at a price of $75 per one one-hundredth of a Preferred Share, subject to adjustment (the “Purchase Price”).
     Until the earlier to occur of (a) ten (10) business days following a public announcement that (or a majority of the Board becoming aware that) a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the Common Shares (an “Acquiring Person”) or (b) ten (10) business days (or such later date as may be determined by action of the Board prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the Common Shares (the earlier of (a) and (b) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates or shares held in uncertificated book-entry form outstanding as of the Record Date, by such Common Share certificate or confirmation evidencing Common Shares in book-entry form together with a copy of this Summary of Rights.
     The Rights Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination, or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates or confirmations evidencing shares held in uncertificated book-entry form issued after the close of business on the

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Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the transfer on the Company’s direct registration system of any Common Shares represented by any such book-entries or the surrender for transfer of any certificates for Common Shares, with or without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or such book-entry. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
     The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on October 14, 2011, subject to the Company’s right to extend such date (the “Final Expiration Date”), unless earlier redeemed or exchanged by the Company or terminated.
     Each Preferred Share purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but, if greater, will be entitled to an aggregate dividend of 100 times the dividend, if any, declared per Common Share. In the event of the liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. Preferred Shares will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Share’s dividend, liquidation and voting rights, the value of one one-hundredth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.
     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Shares (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).
     In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the then current Purchase Price of the Right. In the event that, after a person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.
     At any time after a Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become void), in whole or in part, for Common Shares at an exchange rate of one Common Share per Right (subject to adjustment).
     The Rights may be redeemed in whole, but not in part, at a price of $.01 per Right (the “Redemption Price”) by the Board at any time prior to the close of business on the tenth business day following notice to a majority of the Board or the public announcement or public disclosure by the Company or an Acquiring Person that an Acquiring Person has become such. In addition, if a Qualified Offer (as described below) is made, the record holders of 10% of the outstanding shares of Common Stock may direct the Board to call a special meeting of stockholders to

28

consider a resolution authorizing a redemption of all Rights. If the special meeting is not held within 90 business days of being called (subject to extension under certain circumstances) or if, at the special meeting, the holders of a majority of the shares of Common Stock outstanding (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Board will redeem the Rights or take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer.
     A Qualified Offer is an offer determined by a majority of the independent directors of the Company to be a fully-financed offer for all outstanding Common Shares at a per share offer price as to which a nationally recognized investment banking firm retained by the Board has not rendered an opinion to the Board that such price is either unfair or inadequate, and meeting certain other conditions. A Qualified Offer is conditioned upon a minimum of at least two-thirds of the outstanding Common Shares not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with a commitment to acquire all Common Shares not tendered for the same consideration. If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely-tradeable common stock of a publicly traded company, and the Board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate. A Qualified Offer must also remain open for at least 120 business days following commencement.
     The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.
     Any of the provisions of the Rights Agreement may be amended by the Board for so long as the Rights are then redeemable. After the Rights are no longer redeemable, the Company may amend or supplement the Rights Agreement in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).
     The preceding summary of the Rights Agreement is qualified in its entirety by the Rights Agreement attached hereto as Appendix A.
Anti-Takeover Effects
     The proposal to ratify the adoption of the Rights Agreement has an anti-takeover effect. The effect of the proposal might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable. The proposal, if adopted, may be disadvantageous to stockholders to the extent that it has the effect of delaying or discouraging a future takeover attempt that is not approved by the Board. The Rights Agreement is not being proposed for ratification in response to any attempt to acquire control of the Company, to obtain representation on the Board, or to take significant corporate action and the Company is not aware of any such plans. Our Board does not currently have any plans to implement additional measures that may have an anti-takeover effect.
     Various provisions of our Certificate of Incorporation and bylaws and of Delaware corporate law may discourage, delay or prevent a change in control or takeover attempt of the Company by a third party that is opposed by our Board, including the following: (a) authorization of “blank check” preferred stock that could be issued by our Board to make it more difficult for a third party to acquire, or to discourage a third party from acquiring, a majority of our outstanding voting stock; (b) non-cumulative voting for Directors; (c) control by our Board of the size of our Board; (d) limitations on the ability of stockholders to call special meetings of stockholders; (e) a supermajority vote requirement for stockholder approval of amendments to the provisions of the Certificate of Incorporation relating to number, classes and removal of directors and provisions regarding certain limitations on the power of stockholders; (f) advance notice requirements for nominations of candidates for election to our Board or for proposing matters that can be acted upon by our stockholders at stockholder meetings; and (g) limitations on our stockholders’ ability to act by written consent.
     We also are subject to Section 203 of the Delaware General Corporation Law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless: (a) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

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(b) upon consummation of the transaction that made the stockholder an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (c) on or after the date such person or entity becomes an interested stockholder, the business combination is approved by the board of directors and by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.
     Generally, a business combination includes mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. Generally, an interested stockholder is a person who owns 15% or more of a corporation’s voting stock or is an affiliate or associate of the corporation and owned 15% or more of the corporation’s voting stock within three years prior to the determination of interested stockholder status. This statute could theoretically deter a takeover of the Company with respect to transactions not approved in advance by our Board, including takeover attempts that might result in a premium over the market price of our Common Shares. However, the Board believes that the statute does not provide meaningful protection because it is only designed to prevent the second step of a change of control transaction in which the remaining shares not acquired in the first step are purchased. As a result, it does not prevent the first step acquisition of controlling shares and will deter only those bidders who need to achieve access to the Company’s assets to finance the acquisition of control by completing the second step transaction.
Vote Required
     A majority of the votes cast affirmatively for the proposal by the stockholders present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal.
     The Board of Directors unanimously recommends a vote “for” Item 2 regarding the proposal to ratify the Amended and Restated Rights Agreement.
Item 3-Approval of an Increase in Shares Available for Issuance under Our 2006 Equity Incentive Plan
     We believe that equity compensation aligns the interests of management and employees with the interests of other stockholders. On March 26, 2009, our Board of Directors adopted, subject to the approval of our stockholders, an amendment to the 2006 Equity Incentive Plan (the “2006 Equity Plan”) increasing the number of shares of our common stock which may be issued under the 2006 Equity Plan from 600,000 to 2,000,000.
     The 2006 Equity Plan was last approved by our stockholders at the June 8, 2006 annual meeting. Under the 2006 Equity Plan and subject to adjustment in the event of certain corporate transactions, such as a stock split or corporate reorganization, an aggregate of 600,000 shares of common stock may be issued pursuant to awards granted under the 2006 Equity Plan. Since inception of the 2006 Equity Plan through March 31, 2009, shares issued pursuant to 2006 Equity Plan awards have totaled 133,458 shares. As of March 31, 2009, options to purchase 464,290 shares of common stock, and unvested restricted stock awards totaling 105,008 shares of common stock, were outstanding. As of March 31, 2009, 2,252 shares remained available for issuance in connection with new awards under the 2006 Equity Plan.
     We believe increasing the number of shares available for issuance under the 2006 Equity Plan is necessary to ensure that a sufficient reserve of shares is available for future grants of awards under the 2006 Equity Plan. We also believe that the 2006 Equity Plan is an important component of our executive compensation program and that our Company’s long-term success is dependent upon our ability to attract, retain and motivate employees of high caliber and potential.

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Summary of the 2006 Equity Plan
     The following summary of the 2006 Equity Plan is qualified in its entirety by reference to the proposed text of the 2006 Equity Plan to be amended, a copy of which is attached as Appendix B to this proxy statement. Stockholders are encouraged to read the 2006 Equity Plan in its entirety.
General
     The objectives of the 2006 Equity Plan are to encourage the Company’s employees and the employees of its affiliates to acquire a proprietary and vested interest in the Company’s growth and performance and to assist the Company in attracting and retaining employees and non-employee directors, by providing them with the opportunity to participate in the Company’s success and profitability.
     The 2006 Equity Plan provides for grants of incentive stock options (“ISOs”), which are entitled to special tax treatment under Section 422 of the Internal Revenue Code (the “Code”), and non-qualified stock options (“NQSOs”), which are not entitled to such special tax treatment. The 2006 Equity Plan also provides for grants of stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units.
     The 2006 Equity Plan is not subject to any provisions of the Employee Retirement Security Act of 1974.
Administration
     Either our Board of Directors or one or more committees of our Board may administer the 2006 Equity Plan. Our Board may delegate its discretionary authority over the 2006 Equity Plan to a committee of the Board (the “Committee”), which consists at least two directors, each of whom is a “non-employee director” (within the meaning of Rule 16b-3(b)(3) under the Securities Act of 1934) and an “outside director” (within the meaning of Code Section 162(m)). Members of the Committee may be removed at the discretion of the Board.
     The Committee is authorized to interpret the 2006 Equity Plan and to adopt rules from time to time to carry out the 2006 Equity Plan. The Committee also has the authority to (i) select the participants to whom awards will be granted, (ii) determine the types of awards to be granted and the number of shares covered by each award, (iii) set the terms and conditions of the awards, and (iv) determine the circumstances under which awards may be canceled, forfeited or suspended. The Committee may also modify and amend the 2006 Equity Plan and appoint agents for the proper administration of the 2006 Equity Plan.
Shares Reserved for Awards
     If the proposed amendment is approved, the 2006 Equity Plan will provide for up to two million shares of our Common Stock to be used for awards. This amount represents approximately 10% of the Company’s common shares outstanding as of March 31, 2009. The shares issued under the 2006 Equity Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any award under the 2006 Equity Plan is exercised, terminates, expires or is forfeited without payment being made in the form of common shares, the shares subject to such award that were not issued will again be available for distribution under the 2006 Equity Plan. In addition, any shares used for full or partial payment of the purchase price of shares with respect to which a stock option is exercised and any shares the Company withholds for the purpose of satisfying any tax withholding obligation (other than with respect to ISOs) will automatically become available under the 2006 Equity Plan and not count against the authorized limit. Unless otherwise determined by the Committee, stock options may be exercised by payment in cash or tendering shares of Common Stock to us in full or partial payment of the exercise, or by net exercise.
     The number of shares authorized for awards is subject to adjustment due to changes resulting from payment of stock dividends or other distributions, stock splits, subdivisions, consolidations, combinations, reclassifications, recapitalizations and other corporate transactions as the Committee determines to require an equitable adjustment.
Eligibility and Limits on Awards
     Any non-employee director, key employee of the Company or an affiliate of the Company is eligible to receive awards under the 2006 Equity Plan. As of March 31, 2009, there were seven executive officers, seven non-employee directors and approximately 200 employees other than executive officers who are eligible to receive awards. Because the grant of awards under the 2006 Equity Plan is within the discretion of the Committee, the number and value of awards that will be granted under the 2006 Equity Plan in the future cannot be determined at this time.

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     With respect to awards, the 2006 Equity Plan places limits on the maximum amount of shares that may be granted in any one year. Participants may not receive awards under the 2006 Equity Plan that cover in the aggregate more than 600,000 shares in any one year.
     ISOs will not be granted to non-employee directors. In addition, the aggregate fair market value (as of the grant date) of common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under this 2006 Equity Plan or under any other plan of the Company or its affiliates which qualifies as an incentive stock option plan under Code Section 422) may not exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as NQSOs.
General Terms of Awards
     Each award granted to a participant under the 2006 Equity Plan is evidenced by an award agreement entered by the participant and the Company. The award agreement specifies the terms and conditions of the award, including the number of shares subject to the award, the form of consideration payable upon exercise of the award, if applicable, the effect on the award of a participant’s termination of employment, and all other matters.
     As appropriate, the Committee will also establish the vesting conditions of awards. Vesting conditions may be based on a participant’s service (time-based vesting) or based on the participant’s or the Company’s performance (performance-based vesting). Unless otherwise specified in an award agreement, if there is a change in control (as defined in the 2006 Equity Plan), each award will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such change in control.
     Awards granted under the 2006 Equity Plan are not generally assignable or transferable by the participant except in the event of the participant’s death or incapacity. Under certain conditions, the Committee may permit awards to be transferred, exercised by and paid to certain persons or entities related to a participant, including members of the participant’s immediate family, charitable institutions, or trusts whose beneficiaries are members of the participant’s immediate family or charitable institutions. Notwithstanding the foregoing, ISOs are only transferable to the extent permitted in Code Section 422.
Stock Options
     The Company may grant participants one or more stock options, which will be designated as either ISOs or NQSOs. Each option award allows the holder to purchase a specific number of our shares at an established and fixed exercise price. The option exercise price is determined in each case by the Committee, but in no event will the exercise price of an option be less than the fair market value of the Company’s stock on the option’s grant date. Each option award agreement will also state the period of time within which the option may be exercised and the periods of time, if any, when incremental portions of each option will become exercisable. The 2006 Equity Plan prohibits the repricing of any stock options granted under the 2006 Equity Plan without Company stockholder approval.
Stock Appreciation Rights
     Stock appreciation rights (“SARs”) may be granted to a participant at any time and in any number as determined by the Committee in its sole discretion. SARs may be granted either singly (freestanding SARs) or in combination with an option (tandem SARs). SARs entitle the holder upon exercise to receive an amount equal in value to the excess of the fair market value of the shares covered by such right over the grant price. Payment upon a SAR exercise may be in whole shares of equivalent value, cash or a combination of shares and cash.
     Each SAR granted under the 2006 Equity Plan will be evidenced by a SAR award agreement entered into between the Company and the participant. The SAR award agreement will specify the exercise price per share, the terms of the SAR, the conditions of the exercise and such other terms and conditions as determined by the Committee.
Restricted Stock and Restricted Stock Units
     Awards of restricted stock and restricted stock units may be granted to participants under the 2006 Equity Plan. The participant’s right to retain shares of restricted stock or be paid with respect to restricted stock units is subject to such restrictions, including but not limited to, the participant continuing to perform services for the Company or an affiliate of the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives established by the Committee. Restricted stock units may be granted in

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connection with or separate from a grant of restricted stock. Upon the vesting of restricted stock units, the holder will be entitled to receive the full value of the restricted stock units payable in either shares or cash.
     With respect to shares of restricted stock, participants will have all voting, dividend, liquidation and other rights, provided, however, that any dividends paid on shares of restricted stock prior to such shares becoming vested will be held in escrow.
Performance Shares and Performance Units
     Awards of performance shares and performance units may be granted under the 2006 Equity Plan. Such awards will be earned only if performance targets established by the Committee relating to corporate, group, unit or individual performance over performance cycles are met. Such targets may be in terms of (i) specified levels of earnings per share from continuing operations, (ii) operating income, (iii) revenues, (iv) gross margin, (v) return on operating assets, (vi) return on equity, (vii) economic value added, (viii) stock price appreciation, (ix) total stockholder return, (x) net income, (xi) debt reduction, (xii) cost control, or (xiii) such other measures. Multiple performance targets may be used.
     Achievement of the maximum performance target entitles the holder to payment at the full maximum amount specified with respect to the award; however, the Committee may establish an upper limit on the amount payable. Following the conclusion of each performance period, the Committee will determine to what extent the performance targets have been attained, what payment, if any, is due with respect to an award and whether such payment will be made in cash, stock or a combination of cash and stock.
Federal Income Tax Consequences
     Based on current provisions of the Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of awards granted under the 2006 Equity Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof. State tax consequences may in some cases differ from those described below.
General
     The grant of a stock option or SAR will create no tax consequences for the participant or the Company. A participant will have no taxable income upon exercise of an ISO, except that the alternative minimum tax may apply. Upon exercise of a stock option, other than an ISO, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. Upon a disposition of shares acquired by exercise of an ISO before the end of the applicable ISO holding period, the participant generally must recognize ordinary income equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of a stock option generally will result in only capital gain or loss. Other awards under the 2006 Equity Plan, including NQSO and SARs, generally will result in ordinary income to the participant at the later of the time of delivery of cash or shares upon payment of awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered shares. Except as discussed below, the Company will generally be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an award, but will be entitled to no tax deduction relating to amounts that represent capital gain to a participant.
Performance-Based Awards
     Section 162(m) of the Internal Revenue Code generally allows the Company to obtain tax deductions without limit for performance-based compensation paid to executive officers who are “covered employees” of the Company. The Company intends that stock options, SARs, and performance-based RSUs and other performance awards granted under the 2006 Equity Plan will continue to qualify as performance-based compensation under Section 162(m). A number of requirements must be met in order for particular compensation to so qualify; thus, there can be no assurance that such compensation under the 2006 Equity Plan will be fully deductible under all circumstances. In addition, other awards under the 2006 Equity Plan, such as restricted stock and other stock-based awards, generally may not qualify, so that compensation paid to executive officers in connection with such awards may not be deductible.
Other Information
     If approved by the stockholders, the 2006 Equity Plan will be effective June 3, 2009, and will remain in effect, subject to the right of the Board of Directors to amend or terminate the 2006 Equity Plan, until all shares

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subject to it have been purchased or acquired according to the 2006 Equity Plan’s provisions. No awards will be issued under the 2006 Equity Plan after June 8, 2016, unless the 2006 Equity Plan is re-approved by the stockholders. Any awards granted before the 2006 Equity Plan is terminated may extend beyond the expiration date. The closing price of our Common Stock on April 17, 2009, as reported by The Wall Street Journal, was $20.84 per share.
     The Board may amend the 2006 Equity Plan at any time, provided that no such amendment will be made without approval of the stockholders if such approval is required under applicable statutory or regulatory authority, a stock exchange listing requirement or if the Company is advised by its counsel that stockholder approval is otherwise necessary or desirable. No amendment, modification or termination of the 2006 Equity Plan may adversely affect the rights of any participant under any then outstanding awards granted under the 2006 Equity Plan without the consent of that participant.
     The following persons and groups have received grants of stock options to purchase the following number of shares under the 2006 Equity Incentive Plan since its inception through March 31, 2009: (a) the Named Executive Officers, A.B. Schmitt—options to purchase 189,219 shares, J.W. Fanska—options to purchase 59,609 shares, S.F. Crooke—options to purchase 44,853 shares, E.R. Despain—options to purchase 22,262 shares, and G.F. Aluce—options to purchase 17,130 shares; (b) all current executive officers as a group (7 persons)—options to purchase 368,753 shares; (c) all current Directors who are not executive officers as a group (7 persons)—59,580; (d) the nominees for Director, D.A.B. Brown—13,000, N. Obus—9,654, J.S. Butler—11,617, A.B. Helfet—9,000, R.J. Robichaud—3,000, R.R. Gilmore—4,309, A.B. Schmitt—189,219 and J.J Reynolds—26,842; (e) any associates of the Directors, NEOs or Nominees—options to purchase 0 shares; and (f) all employees, including all current officers who are not executive officers, as a group—options to purchase 448,085 shares. The amounts shown include shares subject to options that may have been forfeited in whole or in part.
     Our Equity Compensation Plan Table can be found on page 23.
Required Votes and Board Recommendations
     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the meeting and entitled to vote thereon is required for the approval of the proposed amendment of the 2006 Equity Incentive Plan.
     Our Board of Directors unanimously recommends that stockholders vote “for” Item 3 regarding approval of the increase in shares available for issuance under the 2006 Equity Incentive Plan.
Selection of Independent Registered Public Accountants
     The Audit Committee of the Board of Directors has not yet selected an independent registered public accounting firm to audit the books, records and accounts of the Company for the year ending January 31, 2010. In order to ensure that the Company is receiving the most cost-effective audit services from its independent registered public accounting firm, on April 8, 2009, the Company sent a Request for Proposal (“RFP”) with respect to its audit services to our current independent registered accounting firm, Deloitte & Touch LLP, and another accounting firm. The Audit Committee will select the independent registered public accounting firm for fiscal 2010 upon the completion of the RFP process.
     Deloitte & Touche LLP served as the Company’s independent registered public accounting firm for the fiscal year ended January 31, 2009. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Principal Accounting Fees and Services
     During fiscal 2008 and 2009, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) provided various audit and non-audit services to the Company as follows:

(a)	Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and assessment of internal controls over financial reporting, and review of financial statements included in the Company’s Form 10-Q reports, as well as statutory audits for international entities and procedures for registration statements.

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Fiscal 2008	Fiscal 2009
$2,504,000	$2,122,300

(b)	Audit-Related Fees: Audit-related fees include benefit plan audits and consultation on various matters.

Fiscal 2008	Fiscal 2009
$108,600	$50,000

(c)	Tax Fees: Tax fees include income tax consultation.

Fiscal 2008	Fiscal 2009
$534,300	$252,400

(d)	All Other Fees: All other fees relate to licensing of access to an on-line accounting research facility and miscellaneous fees for services in certain foreign jurisdictions. The Company did not incur any fees relating to the design and implementation of financial information systems in either fiscal 2008 or fiscal 2009.

Fiscal 2008	Fiscal 2009
$27,900	$9,000
     The Audit Committee of the Board of Directors has considered whether provision of the services described in sections (b), (c) and (d) above is compatible with maintaining the registered public accounting firm’s independence and has determined that such services have not adversely affected Deloitte & Touche’s independence.
     The Audit Committee’s Policy for the Approval of Audit, Audit-Related, Tax and Other Services provided by the Independent Auditor provides for the pre-approval of the scope and estimated fees associated with the current year audit. The policy also requires pre-approval of audit-related, tax and other services specifically described by management on an annual basis and, furthermore, additional services anticipated to exceed the specified pre-approval limits for such services must be separately approved by the Audit Committee. Finally, the policy outlines nine specific restricted services outlined in the SEC’s rule on auditor independence that are not to be performed by the independent auditor. None of the services performed by Deloitte & Touche, as described above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
     All of the services described in sections (b), (c) and (d) above were pre-approved by the Audit Committee.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and certain persons who own more than 10% of the Company’s outstanding common stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership in Layne Christensen common stock and other equity securities. SEC regulations require directors, executive officers and certain greater than 10% stockholders to furnish Layne Christensen with copies of all Section 16(a) reports they file.
     To the Company’s knowledge, based solely on review of the copies of such reports furnished to Layne Christensen and written representations that no other reports were required, during the fiscal year ended January 31, 2009, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were met.
Other Business of the Meeting
     The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.
Annual Report
     A copy of the Company’s Annual Report to Stockholders, containing financial statements for the fiscal year ended January 31, 2009, is being mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

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     A copy of the Company’s Annual Report on Form 10-k for the fiscal year ended January 31, 2009 (the “Form 10-k”), excluding Exhibits, will be furnished without charge to any stockholder of record as of April 22, 2009, upon written request addressed to the attention of the Secretary of Layne Christensen Company at 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205. The Company’s Form 10-K is also available on its website at www.laynechristensen.com. Layne Christensen will provide a copy of any exhibit to the Form 10-K to any such person upon written request and the payment of the Company’s reasonable expenses in furnishing such exhibits.
Advance Notice Procedures/
Stockholder Nomination Submission Process
     Under the Company’s bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 120 or more than 150 days prior to the first anniversary of the preceding year’s annual meeting—that is, with respect to the 2010 annual meeting, between January 4 and February 3, 2010. In addition, any stockholder who wishes to submit to the Board a potential candidate for nomination to the Board must deliver written notice of the nomination within this time period. Such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director:
(a)	the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

(b)	a representation that such stockholder is a holder of record of stock of the Company entitled to vote in the election of directors at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c)	the name and address of such stockholder, as it appears on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

(d)	the class and number of shares of the Company which are owned beneficially and of record by the nominating stockholder and each nominee proposed by such stockholder;

(e)	a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(f)	such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to Regulation 14A (17 C.F.R. Section 240.14a-1 et seq.) as then in effect under the Securities Exchange Act of 1934, as amended (“Exchange Act”), had the nominee been nominated, or intended to be nominated, by the Board of Directors; and

(g)	the consent of each nominee to serve as a director of the Company if so elected.
The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director of the Company.
     These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

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Stockholder Proposals for 2010 Annual Meeting
     It is presently anticipated that the 2010 Annual Meeting of Stockholders will be held on June 3, 2010. Stockholder proposals intended for inclusion in the proxy statement for the 2010 Annual Meeting of Stockholders must be received at the Company’s offices, located at 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, within a reasonable time before the solicitation with respect to the meeting is made, but in no event later than January 4, 2010. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Stockholder proposals should be addressed to the attention of the Secretary or Assistant Secretary of Layne Christensen.
By Order of the Board of Directors.
Steven F. Crooke
Senior Vice President—General Counsel and Secretary
May __, 2009
Mission Woods, Kansas

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Appendix A

Layne Christensen Company
and
National City Bank,
as Rights Agent
Amended and Restated
Rights Agreement
Dated as of October 14, 2008

AMENDED AND RESTATED
RIGHTS AGREEMENT
     Amended and Restated Rights Agreement, dated as of October 14, 2008 (the “Agreement”), between Layne Christensen Company, a Delaware corporation (the “Company”), and National City Bank, as Rights Agent (the “Rights Agent”).
RECITALS
     WHEREAS, on October 12, 1998, the Board of Directors of the Company adopted this Agreement, and authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as defined in Section 1.6) of the Company outstanding at the close of business on November 9, 1998 (the “Record Date”), each Right initially representing the right to purchase one one-hundredth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock (the “Preferred Shares”) of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions set forth in the Rights Agreement, dated as of October 12, 1998 (the “Original Rights Agreement”), between the Company and the Rights Agent;
     WHEREAS, the Board of Directors of the Company has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1); provided, however, that Rights may be issued with respect to Common Shares that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;
     WHEREAS, as of the date hereof, the Rights are redeemable under the Original Rights Agreement, and the Company and the Rights Agent desire to amend and restate the terms of the Original Rights Agreement as set forth herein;
     WHEREAS, this Agreement supersedes in its entirety the Original Rights Agreement, effective as of 4:00 p.m. New York time, on October 14, 2008.
     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
     Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
     1.1 “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the Common Shares of the Company then outstanding but shall not include (i) an Exempt Person (as such term is hereinafter defined) or (ii) if, as of the date hereof, any Person is the Beneficial Owner of 20% or more of the Common Shares outstanding (an “Existing Holder”), such Existing Holder shall not be or become an “Acquiring Person” unless and until such time as such Existing Holder shall become the Beneficial Owner of one or more additional Common Shares of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless, upon becoming the Beneficial Owner of such additional Common Shares, such Existing Holder is not then the Beneficial Owner of 20% or more of the Common Shares then outstanding. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional Common Shares of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person shall be deemed to be an “Acquiring Person” unless upon becoming the Beneficial Owner of such additional Common Shares such Person does not beneficially own 20% or more of the shares of Common Shares then outstanding. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of outstanding Common Shares that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and without any intention of changing or influencing control of the Company, and such Person divests as promptly as practicable (as determined in good faith by the Board of Directors) a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, or the Board of Directors in its sole discretion approves such beneficial ownership interest, then such Person shall not be deemed to be or have become an “Acquiring Person” for purposes of this Agreement. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement.
     1.2 “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations, under the Exchange Act, as in effect on the date of this Agreement.
     1.3 A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:
     (i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the

General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement);
     (ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise) pursuant to any agreement, arrangement or understanding, whether or not in writing, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (y) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, or (z) securities which such Person or any of such Person’s Affiliates or Associates may acquire, does or do acquire or may be deemed to acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates) if prior to such Person becoming an Acquiring Person the Board of Directors of the Company has approved such agreement and determined that such Person shall not be or be deemed to be the beneficial owner of such securities within the meaning of this Section 1.3; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or
     (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) and with respect to which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to Section 1.3(ii)(B)) or disposing of any securities of the Company;
provided, however, that (x) nothing in this Section 1.3 shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” (as defined in this Section 1.3) any securities acquired through such person’s participation in good faith in a firm commitment underwriting under the Securities Act of 1933, as amended, until the expiration of forty days after the date of such acquisition, and (y) no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, or solely by reason of any agreement, arrangement or understanding, written or otherwise, entered into in opposition to any transaction or in support of a Qualified Offer, to be the “Beneficial Owner” of, to have

“Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person. Any Person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device (including without limitation any derivative, swap or similar transaction or instrument) with the purpose of effect of divesting such Person of beneficial ownership of a security or preventing the vesting of such beneficial ownership to avoid the status of an Acquiring Person or as part of a plan or scheme to evade the reporting requirements of section 13(d) or (g) of the Exchange Act shall be deemed to be the “Beneficial Owner” of such security.
     1.4 “Book-Entry” shall mean an uncertificated book-entry for Common Shares.
     1.5 “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or State of Kansas are authorized or obligated by law or executive order to close.
     1.6 “Close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.
     1.7 “Common Shares” when used with reference to the Company shall mean the shares of common stock, par value $.01 per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such other Person or, if such Person is a Subsidiary (as such term is hereinafter defined) of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.
     1.8 “Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of voting stock of the Company at a meeting of stockholders with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company.
     1.9 “Exempt Person” shall mean the Company, any Subsidiary of the Company, in each case including, without limitation, its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.

     1.10 “Independent Directors” shall mean members of the Board of Directors of the Company who are not officers, employees or Affiliates (or designees of Affiliates) of the Company.
     1.11 “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.
     1.12 “Qualified Offer” shall mean an offer determined by a majority of the Independent Directors to have each of the following characteristics:
     (i) a fully-financed, all-cash tender offer, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the outstanding Common Shares at the same per-share consideration;
     (ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;
     (iii) an offer that, within twenty Business Days after the commencement date of the offer (or within ten Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate;
     (iv) if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally-recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants and other appropriate outside advisors for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board of Directors of the Company to evaluate the offer and make an informed decision and, if requested by the Board of Directors of the Company, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors of the Company with respect to whether the consideration being offered to the stockholders of the Company is adequate and fair from a financial point of view and (B) within ten Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that it had completed such due diligence review to its satisfaction (or, following completion of such due diligence review, within ten Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such ten Business Day period, render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse effect on the value of the common stock of the offeror;
     (v) an offer that is subject to only the minimum tender condition described below in Section 1.12(viii) and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or other outside advisors of the Company;
     (vi) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 Business Days and, if a Special Meeting is duly requested in accordance with Section 23.2, for at least ten Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety Business Days following receipt of the Special Meeting Notice in accordance with Section 23.2, for at least ten Business Days following such ninety Business Day period;
     (vii) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Section 1.12(vi), the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided, however, that such offer need not remain open, as a result of Section 1.12(vi) and this Section 1.12(vii), beyond (A) the time that any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under such Section 1.12(vi) and this Section 1.12(vii) or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender offer for the Common Shares with respect to which the Board of Directors of the Company has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder) or (C) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;
     (viii) an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the Person making such offer (and such Person’s Affiliates and Associates) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;
     (ix) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;
     (x) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;
     (xi) an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and, in their individual capacities, the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and
     (xii) if the offer includes non-cash consideration, (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”), (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval required, such approval has already been obtained, (D) no Person (including such Person’s Affiliates and Associates) beneficially owns more than 15% of the voting stock of the issuer of such common stock at the time of commencement of the offer or at any time during the term of the offer, (E) no other class of voting stock of the issuer of such common stock is outstanding and (F) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer.
For the purposes of this definition of “Qualified Offer,” “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (1) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (2) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn or (3) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualified Offer in accordance with this definition, but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 23.2 shall no longer be applicable to such offer, provided that the actual redemption of the Rights pursuant to Section 23.2 shall not have already occurred.
     1.13 “Shares Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.
     1.14 “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.
     1.15 “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.
     1.16 The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
common stock equivalent	11.1.3
Committee	31
Company	Recitals
current per share market price	11.4
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.1
Exchange Consideration	27
Existing Holder	1.1
Expiration Date	7.1
Final Expiration Date	7.1
Nasdaq	1.12
Original Rights Agreement	Recitals
Outside Meeting Date	23.2
Preferred Shares	Recitals
Principal Party	13.2
Purchase Price	4
Record Date	Recitals
Redemption Date	7.1
Redemption Price	23.1
Redemption Resolution	23.2
Right	Recitals
Right Certificate	3.1

Term	Section
Rights Agent	Recitals
Security	11.4
Special Meeting	23.2
Special Meeting Notice	23.2
Special Meeting Period	23.2
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Trading Day	11.4
     Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall determine, provided, that the Rights Agent will have no duty to supervise, and in no event shall be liable for, the acts or omissions of any co-Rights Agent. Contemporaneously with the appointment of any co-Rights Agent the Company shall notify the Rights Agent thereof.
     Section 3. Issuance of Right Certificates.
     3.1 Rights Evidenced by Share Certificates and Book-Entries. Until the earlier of (i) the close of business on the tenth Business Day after the Shares Acquisition Date or (ii) the close of business on the tenth Business Day after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates or Book-Entries for Common Shares registered in the names of the holders thereof (which certificates or Book-Entries for Common Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Shares. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board of Directors of the Company may select pursuant to this sentence), the Board of Directors may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a

“Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each Common Share so held. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11.15 hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14.1 hereof) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
     3.2 Summary of Rights. On the Record Date or as soon as practicable thereafter, the Company sent a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Shares registered in the names of the holders thereof together with a copy of the Summary of Rights and the registered holders of the Common Shares shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the transfer on the Company’s direct registration system of any Common Shares represented by Book-Entries or the surrender for transfer of any certificate for Common Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.
     3.3 New Certificates and Book-Entries After Record Date. Subject to Section 11.1.2, Rights shall be issued in respect of all Common Shares which are issued (whether originally issued or transferred from the Company’s treasury to any other Person) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates for Common Shares and confirmations evidencing Book-Entries which become outstanding (whether upon issuance out of authorized but unissued Common Shares, disposition out of treasury or transfer or exchange of outstanding Common Shares) after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them a legend in substantially the following form (with appropriate modifications in the case of confirmations):
This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Layne Christensen Company (the “Company”) and National City Bank, as Rights Agent, dated as of October 12, 1998, as the same may be amended from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. AS DESCRIBED IN THE AGREEMENT, RIGHTS WHICH ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED

BY ACQUIRING PERSONS OR ASSOCIATES OR AFFILIATES THEREOF (AS DEFINED IN THE AGREEMENT) SHALL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Shares represented by certificates and Book-Entries shall be evidenced by such certificates and Book-Entries alone, and the transfer on the Company’s direct registration system of any Common Shares represented by any such Book-Entries or the surrender for transfer of any such certificates, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.
     Notwithstanding this Section 3.3, the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
     Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the “Purchase Price”), but the number and type of securities and the Purchase Price shall be subject to adjustment as provided herein.
     Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, the Chief Executive Officer, President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such

Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or an office designated as the appropriate place for surrender of Right Certificates upon exercise, exchange or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.
     Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 7.5, Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or, following a Trigger Event, Common Shares, other securities, cash or other assets) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates.
     Subject to the provisions of Section 11.1.2 , at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

     Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
     7.1 Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-hundredths of a Preferred Share (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on October 14, 2011 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 (the “Redemption Date”), (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13.3 at which time the Rights are deemed terminated, or (iv) the time at which the Rights are exchanged as provided in Section 27.
     7.2 Purchase. The Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall be initially $75.00, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.
     7.3 Payment Procedures. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-hundredths of a Preferred Share to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

     7.4 Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14.
     7.5 Full Information Concerning Ownership. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been duly completed and signed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
     Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
     Section 9. Reservation and Availability of Capital Stock. The Company covenants and agrees that from and after the Distribution Date it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Shares or other securities or out of its shares held in its treasury) the number of Preferred Shares (and, following the occurrence of a Trigger Event, Common Shares and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
     So long as the Preferred Shares (and, following the occurrence of a Trigger Event, Common Shares and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.
     The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Trigger Event, Common Shares and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

     From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Shares upon the exercise of Rights, to register and qualify such Preferred Shares under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.
     The Company further covenants and agrees that it will pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares (or Common Shares and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares (or Common Shares and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Shares (or Common Shares and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.
     Section 10. Preferred Shares Record Date. Each person in whose name any certificate for Preferred Shares (or fractions thereof or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares (or fractions thereof or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
     Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
     11.1 Post-Execution Events.
               11.1.1 Corporate Dividends, Reclassifications, Etc. In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.
               11.1.2 Acquiring Person Events; Triggering Events. Subject to Sections 23.1 and 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a Preferred Share for which a Right was exercisable (or, if the Distribution Date shall not have occurred prior to the date of such Trigger Event, the number of one one-hundredths of a Preferred Share for which a Right would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Trigger Event) immediately prior to the first occurrence of a Trigger Event and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement except to the extent set forth in Section 13) by 50% of the current per share market price of the Common Shares (determined pursuant to Section

11.4) on the date of the first occurrence of a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon the occurrence of a Trigger Event, any Rights that are or were acquired or beneficially owned by (1) any Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) of such Rights shall thereafter have no rights with respect to such Rights under any provision of this Agreement or otherwise. The Company shall not enter into any transaction of the type described in this Section 11.1.2 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. The Company may require (or cause the Rights Agent or any transfer agent of the Company to require) any Person who submits a Right Certificate (or evidence of ownership of Common Shares that evidences, or but for the provisions of this Section 11.1.2 would evidence, Rights) for transfer on the registry books or to exercise the Rights represented thereby to establish to the satisfaction of the Company in its sole discretion that such Rights have not become null and void pursuant to the provisions of this Section 11.1.2.
     The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder.
     From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.
               11.1.3 Insufficient Shares. The Company may at its option substitute for a Common Share issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share. In the event that upon the occurrence of one or more of the events listed in Section 11.1.2 above there shall not be sufficient Common Shares authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional Common Shares, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Shares or other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Shares, the Board of Directors of the Company has deemed in good faith to have substantially the same value as Common Shares) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”)), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors of the Company; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of one of the events listed in Section 11.1.2 above, then the Company shall be obligated to deliver upon the surrender for exercise of a Right and without requiring payment of the Purchase Price (other than an amount equal to the par value of the shares to be issued to the extent required by applicable law), Common Shares (to the extent available) and then, if necessary, such number or fractions of Preferred Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the first occurrence of one of the events listed in Section 11.1.2 above, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a Common Share shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Shares on such date.
     11.2 Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred stock”)) or securities convertible into Preferred Shares or equivalent preferred stock at a price per Preferred Share or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Shares or equivalent preferred stock) less than the current per share market price of the Preferred Shares (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares and shares of equivalent preferred stock outstanding on such record date plus the number of Preferred Shares and shares of equivalent preferred stock which the aggregate offering price of the total number of Preferred Shares and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of Preferred Shares and shares of equivalent preferred stock outstanding on such record date plus the number of additional Preferred Shares and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Shares and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
     11.3 Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Shares (which dividend, for purposes of this Agreement, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Shares (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
     11.4 Current Per Share Market Value.
               11.4.1 General. For the purpose of any computation hereunder, the “current per share market price” of any security other than Preferred Shares (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the ten (10) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of ten (10) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board of Directors of the Company shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company.
               11.4.2 Preferred Shares. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Preferred Shares cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Shares occurring after the date of this Agreement) multiplied by the current per share market price of the Common Shares (as determined pursuant to Section 11.4.1). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or if on any such date neither the Common Shares nor the Preferred Shares are so quoted and no such market maker is making a market in either the Common Shares or the Preferred Shares, “current per share market price” of the Preferred Shares shall mean the fair value per share as determined in good faith by the Board of Directors of the Company. For purposes of this Agreement, the “current per share market price” of one one-hundredth of a Preferred Share shall be equal to the “current per share market price” of one Preferred Share divided by 100.
     11.5 Insignificant Changes. Anything to the contrary herein notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a Preferred Share or the nearest one-hundredth of a Common Share or other share or security, as the case may be.
     11.6 Shares Other Than Preferred Shares. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.
     11.7 Rights Issued Prior to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
     11.8 Effect of Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one-hundred thousandth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
     11.9 Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
     11.10 Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.
     11.11 Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares or other such shares at such adjusted Purchase Price.

     11.12 Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of one one-hundredths of a Preferred Share and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a Preferred Share and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
     11.13 Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any of the Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.
     11.14 Company Not to Diminish Benefits of Rights. The Company covenants and agrees that after the earlier of the Shares Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
     11.15 Adjustment of Rights Associated with Common Shares. Notwithstanding anything contained in this Agreement to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Shares payable in Common Shares, (ii) effect a subdivision or consolidation of the outstanding Common Shares (by reclassification or otherwise than by the payment of dividends payable in Common Shares), or (iii) combine the outstanding Common Shares into a greater or lesser number of Common Shares, then in any such case, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

     Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail or make available a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each registered holder of Common Shares) in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
     Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
     13.1 Certain Transactions. In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (A) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (C) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12), in accordance with the terms of this Agreement and in lieu of Preferred Shares or Common Shares, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Shares of the Principal Party (as such term is hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12) and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided, that the price per Right so payable and the number of Common Shares of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Shares of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Shares of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have sufficient number of authorized shares of capital stock that have not been issued or reserved for issuance to permit the exercise in full of all outstanding Rights under this Section 13 and unless the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall
     (1) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;
     (2) use its best efforts, if the Common Shares of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Shares of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on Nasdaq or on such other system then in use;

     (3) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and
     (4) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Shares of the Principal Party subject to purchase upon exercise of outstanding Rights.
     In case the Principal Party has provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Shares or common stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Shares or common stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes or similar provision in connection with the issuance of the Common Shares of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
     The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (A) through (C) of this Section 13.1 if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (A) through (C) of this Section 13.1.
     13.2 Principal Party. “Principal Party” shall mean:
     (i) in the case of any transaction described in (A) or (B) of the first sentence of Section 13.1: (i) the Person that is the issuer of the securities into which the Common Shares are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Shares of which have the greatest aggregate market value of shares outstanding, or (ii) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such

Person, the Person the Common Shares of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and (ii) in the case of any transaction described in (C) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (A) or (B) of this Section 13.2, if the Common Shares of such Person are not at such time or have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
     13.3 Approved Acquisitions. Notwithstanding anything contained herein to the contrary, upon the consummation of any merger or other acquisition transaction of the type described in clause (A), (B) or (C) of Section 13.1 involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board of Directors of the Company prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.
     Section 14. Fractional Rights and Fractional Shares.
     14.1 Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board of Directors of the Company.
     14.2 Cash in Lieu of Fractional Preferred Shares. The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Interests in fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one Preferred Share (as determined in accordance with Section 11.4.2) for the Trading Day immediately prior to the date of such exercise or exchange.
     14.3 Cash in Lieu of Fractional Common Shares. The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares upon the exercise or exchange of Rights. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share (as determined in accordance with Section 11.4.1) for the Trading Day immediately prior to the date of such exercise or exchange.
     14.4 Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.
     Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce this Agreement, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person (including, without limitation, the Company) subject to this Agreement.
     Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
     (b) as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed;
     (c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate or Book-Entry) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate or Book-Entry made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
     (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use all reasonable efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-hundredths of a Preferred Share or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
     Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company to the extent it is finally determined that the Rights Agent is entitled to be indemnified by the Company.
     The Rights Agent may conclusively rely on, and shall be protected and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder in reliance upon any Right Certificate or certificate for the Preferred Shares or the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice or opinion of counsel as set forth in Section 20.
     Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     The provisions of this Section 18 shall survive the exercise, exchange, redemption or expiration of the Rights, the termination of this Agreement and the resignation, replacement or removal of the Rights Agent.
     Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or limited liability company would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
     In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
     Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations shall be read into this Agreement against the Rights Agent) only upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
     20.1 Legal Counsel. Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken or omitted by it in good faith and in accordance with such advice or opinion.
     20.2 Certificates as to Facts or Matters. Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.
     20.3 Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).
     20.4 Reliance on Agreement and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
     20.5 No Responsibility as to Certain Matters. The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it have any liability for or be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it have any liability for or be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.
     20.6 Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
     20.7 Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of its rights hereunder from any person believed in good faith by the Rights Agent to be one of the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three business days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
     20.8 Freedom to Trade in Company Securities. The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
     20.9 Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).
     20.10 Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
     20.11 Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.
     20.12 No Financial Liability. No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
     20.13 Survival. The provisions of this Section 20 shall survive the exercise, exchange, redemption or expiration of the Rights, the termination of this Agreement and the resignation, replacement or removal of the Rights Agent.
     Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Common Shares and/or Preferred Shares known to the Rights Agent, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and/or Preferred Shares, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail or, if prior to the Distribution Date, through any filing made by the Company pursuant to the Exchange Act. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is authorized to do business as a banking institution in the State of New York, the State of Missouri or the State of Kansas, in good standing, having an office in the State of New York, the State of Missouri or the State of Kansas, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and/or Preferred Shares, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
     Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
     Section 23. Redemption.
     23.1 Right to Redeem. The Board of Directors of the Company may, at its option, at any time prior to the close of business on the tenth Business Day following the Shares Acquisition Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Shares (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board of Directors. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Trigger Event until such time as the Company’s right of redemption hereunder has expired. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.
     23.2 Qualified Offer. If the Company receives a Qualified Offer and the Board of Directors of the Company has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualified Offer from the terms of this Agreement, in each case by the end of the ninety Business Days following the commencement of such Qualified Offer, and if the Company receives, not earlier than ninety Business Days nor later than 120 Business Days following the commencement of such Qualified Offer, a written notice complying with the terms of this Section 23.2 (the “Special Meeting Notice”), properly executed by the holders of record (excluding the Person making the Qualified Offer and such Person’s Affiliates and Associates), or their duly authorized proxy, of ten percent (10%) or more of the Common Shares then outstanding, directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be submitted to a vote of stockholders within ninety Business Days following receipt by the Company of the Special Meeting Notice (the “Special Meeting Period”), including by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that if the Company, at any time during the Special Meeting Period and prior to a vote on the Redemption Resolution, enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Redemption Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. For purposes of a Special Meeting Notice, the record date for determining eligible holders of record of the Common Shares shall be the ninetieth Business Day following the commencement of a Qualified Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth, as to the stockholders of record executing such Special Meeting Notice, (i) the name and address of such stockholders, as they appear on the Company’s books and records, (ii) the number of Common Shares that are owned of record by each of such stockholders and (iii) in the case of Common Shares that are owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its fiduciary duties. In the event that (A) no Person has become an Acquiring Person prior to the effective date of redemption referred to below in this sentence, (B) the Qualified Offer continues to be a Qualified Offer prior to the last day of the Special Meeting Period (the “Outside Meeting Date”) and (C) either (1) the Special Meeting is not held prior to the end of the Special Meeting Period or (2) at the Special Meeting at which a quorum is present, the holders of a majority of the Common Shares outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company (excluding Common Shares beneficially owned by the Person making the Qualified Offer and such Person’s Affiliates and Associates), shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed at the Redemption Price by such failure to hold the Special Meeting or as a result of the adoption of the Redemption Resolution by the stockholders of the Company (or the Board of Directors of the Company shall take such other action as may be necessary to prevent the existence of the Rights from interfering with the consummation of the Qualified Offer), such redemption to be effective, as the case may be, (x) as of the close of business on the Outside Meeting Date if a Special Meeting is not held on or prior to such date or (y) if a Special Meeting is held on or prior to the Outside Meeting Date, as of the date on which the results of the vote adopting the Redemption Resolution at the

Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting.
     23.3 Redemption Procedures. Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights (or at such later time as the Board of Directors may establish for the effectiveness of such redemption) under Section 23.1 or the effectiveness of a redemption of the Rights pursuant to Section 23.2, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Shares prior to the Distribution Date.
     Section 24. Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Shares Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Shares), or (b) to offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type described in Section 1.3(ii)(A)(z)), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Shares and/or Common Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares and/or Common Shares, whichever shall be the earlier.
     The Company shall give the Rights Agent prompt notice of the occurrence of a Distribution Date.
     In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Preferred Shares shall be deemed thereafter to refer to Common Shares and/or, if appropriate, other securities.
     Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given.
     Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Layne Christensen Company
1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205
Attention: Secretary
Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

National City Bank
Suite 635 — LOC 01-3116
629 Euclid Avenue
Cleveland, Ohio 44114
Attention: Shareholder Services Administration
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
     Section 26. Supplements and Amendments. For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Shares. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable other than in accordance with this sentence; provided further, that the right of the Board of Directors to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding the foregoing, the Rights Agent may, but will not be obligated to, enter into any supplement or amendment that adversely affects the Rights Agent’s rights, duties, responsibilities, immunities or liabilities hereunder.
     Section 27. Exchange.
     27.1 Exchange of Common Shares for Rights. The Board of Directors of the Company may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Shares for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Shares then outstanding. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.
     27.2 Exchange Procedures. Immediately upon the action of the Board of Directors of the Company ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.
     27.3 Insufficient Shares. The Company may at its option substitute, and, in the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Shares as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2) such that the current per share market price (determined pursuant to Section 11.4) of one Preferred Share (or equivalent preferred share) multiplied by such number or fraction is equal to the current per share market price of one Common Share (determined pursuant to Section 11.4) as of the date of such exchange.
     Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
     Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).
     Section 30. Determination and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.
     Section 31. Annual Review by Independent Directors. A committee of Independent Directors (the “Committee”), which shall be the Nominating & Corporate Governance Committee of the Board of Directors of the Company (or any successor committee) as long as the members of such committee meet such requirements, shall review and evaluate this Agreement at least annually in order to consider whether the maintenance of this Agreement continues to be in the best interests of the Company and the stockholders of the Company. Following each such review, the Committee shall communicate its conclusions to the full Board of Directors of the Company, including any recommendation in light thereof as to whether this Agreement should be modified or the Rights should be redeemed. The Committee, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the power and authority (a) to set its own agenda, (b) to retain, at the expense of the Company, its choice of legal counsel, investment bankers and other advisors and (c) to review all information of the Company and to consider any and all factors it deems relevant to an evaluation of whether this Agreement should be modified or the Rights should be redeemed.
     Section 32. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
     Section 33. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
     Section 34. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
     Section 35. Descriptive Heading. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

LAYNE CHRISTENSEN COMPANY

By:	/s/ A. B. Schmitt Name: Andrew B. Schmitt
Title: President, Chief Executive Officer

NATIONAL CITY BANK

By:	/s/ Sharon R. Boughter

Name: Sharon R. Boughter
Title: Vice-President

EXHIBIT A
FORM OF
CERTIFICATE OF DESIGNATIONS
of
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
Layne Christensen Company
(Pursuant to Section 151 of the
Delaware General Corporation Law)
     Layne Christensen Company, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on October 12, 1998.
     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Certificate of Incorporation of this Corporation, the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:
     Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 350,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.
     Section 2. Dividends and Distributions.
     (A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
     (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:
     (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
     (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
     (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
     Section 4. Certain Restrictions.
     (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
     (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
     (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.
     Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.
     (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
     (C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
     Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable by the Company.
     Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred Stock.

     Section 10. Amendment. At any time any shares of Series A Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a single class.
     Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.
     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chairman of the Board this                      day of                                         , 1998.

Chairman of the Board

EXHIBIT B
[Form of Right Certificate]

Certificate No. R-	Rights
NOT EXERCISABLE AFTER OCTOBER 14, 2011 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN OR IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 1.3(ii)(A)(z) OF THE AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE AGREEMENT), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
Right Certificate
Layne Christensen Company
     This certifies that, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of October 14, 2008, as the same may be amended from time to time (the “Agreement”), between Layne Christensen Company, a Delaware corporation (the “Company”), and National City Bank, a Delaware corporation, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. New York time on October 14, 2011, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-hundredth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Preferred Shares”) of the Company, at a purchase price of $75 per one one-hundredth of a Preferred Share, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 14, 2008 based on the Preferred Shares as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Agreement. As provided in the Agreement, the Purchase Price and the number of Preferred Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including Trigger Events.
     This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal offices of the Company and the Rights Agent.
     This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a Preferred Share as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
     Subject to the provisions of the Agreement, the Board of Directors may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $.01 per Right or (ii) exchange Common Shares for the Rights evidenced by this Certificate, in whole or in part.
     No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Shares which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Agreement.
     No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.
     If any term, provision, covenant or restriction of the Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
     This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                     , 20     .

Attest:	Layne Christensen Company

By:		By:
	Title:		Title:
Countersigned:
National City Bank, as Rights Agent

By:
Authorized Signature

[Form of Reverse Side of Right Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address
of transferee)
Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated:

Signature
Signature Guaranteed:

     Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that:
     (1) the Rights evidenced by this Right Certificate are not beneficially owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and
     (2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:
Signature

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise the Right Certificate.)
To:       Layne Christensen Company
     The undersigned hereby irrevocably elects to exercise                      Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

Dated:

Signature
Signature Guaranteed:

     Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.
     The undersigned hereby certifies that:
     (1) the Rights evidenced by this Right Certificate are not beneficially owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and

     (2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:

Signature

NOTICE
     The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
     In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate hereof and such Assignment or Election to Purchase will not be honored.

EXHIBIT C
     As described in the Rights Agreement, Rights which are held by or have been held by an Acquiring Person or Associates or Affiliates thereof (as defined in the Rights Agreement) and certain transferees thereof shall become null and void and will no longer be transferable.
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES
     On October 12, 1998 the Board of Directors of Layne Christensen Company (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each share of common stock, $.01 par value (the “Common Shares”), of the Company outstanding at the close of business on November 9, 1998 (the “Record Date”). As long as the Rights are attached to the Common Shares, the Company will issue one Right (subject to adjustment) with each new Common Share so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (the “Preferred Shares”) at a price of $75 per one one-hundredth of a Preferred Share, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in an Amended and Restated Rights Agreement, dated as of October 14, 2008, as the same may be amended from time to time (the “Agreement”), between the Company and National City Bank, as Rights Agent (the “Rights Agent”).
     Until the earlier to occur of (i) ten (10) business days following a public announcement that (or a majority of the Board of Directors of the Company becoming aware that) a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the Common Shares (an “Acquiring Person”) or (ii) ten (10) business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the Common Shares (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates or shares held in uncertificated book-entry form outstanding as of the Record Date, by such Common Share certificate or confirmation evidencing Common Shares in book-entry form together with a copy of this Summary of Rights.
     The Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination, or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates or confirmations evidencing shares held in uncertificated book-entry form issued after the close of business on the Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Agreement by reference. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the transfer on the Company’s direct registration system of any Common Shares represented by any such book-entries or the surrender for transfer of any certificates for Common Shares, with or without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or such book-entry. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
     The Rights are not exercisable until the Distribution Date. The Rights will expire on October 14, 2011, subject to the Company’s right to extend such date (the “Final Expiration Date”), unless earlier redeemed or exchanged by the Company or terminated.
     Each Preferred Share purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but, if greater, will be entitled to an aggregate dividend of 100 times the dividend, if any, declared per Common Share. In the event of the liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. Preferred Shares will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Share’s dividend, liquidation and voting rights, the value of one one-hundredth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.
     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Shares (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).
     In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the then current Purchase Price of the Right. In the event that, after a person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.
     At any time after a Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become void), in whole or in part, for Common Shares at an exchange rate of one Common Share per Right (subject to adjustment).
     No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares or Common Shares will be issued (other than fractions of Preferred Shares which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Shares or Common Shares on the last trading date prior to the date of exercise.
     The Rights may be redeemed in whole, but not in part, at a price of $.01 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the close of business on the tenth business day following notice to a majority of the Board of Directors or the public announcement or public disclosure by the Company or an Acquiring Person that an Acquiring Person has become such. In addition, if a Qualified Offer (as described below) is made, the record holders of 10% of the outstanding shares of Common Stock may direct the Board of Directors of the Company to call a special meeting of stockholders to consider a resolution authorizing a redemption of all Rights. If the special meeting is not held within 90 business days of being called (subject to extension under certain circumstances) or if, at the special meeting, the holders of a majority of the shares of Common Stock outstanding (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Board will redeem the Rights or take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer.
     A Qualified Offer is an offer determined by a majority of the Independent Directors of the Company to be a fully-financed offer for all outstanding shares of Common Stock at a per share offer price as to which a nationally recognized investment banking firm retained by the Board of Directors of the Company has not rendered an opinion to the Board of Directors that such price is either unfair or inadequate, and meeting certain other conditions. A Qualified Offer is conditioned upon a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with a commitment to acquire all shares of Common Stock not tendered for the same consideration. If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely-tradeable common stock of a publicly traded company, and the board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate. A Qualified Offer must also remain open for at least 120 business days following commencement.

     The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.
     Any of the provisions of the Agreement may be amended by the Board of Directors of the Company for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Agreement in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).
     A copy of the Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

Appendix B
LAYNE CHRISTENSEN COMPANY
2006 EQUITY INCENTIVE PLAN
(As Amended and Restated)
SECTION 1
INTRODUCTION
1.1	Establishment and Amendment History. Layne Christensen Company, a corporation organized and existing under the laws of the state of Delaware (the “Company”), established effective June 8, 2006, the Layne Christensen Company 2006 Equity Incentive Plan (the “Plan”) for certain employees and non-employee directors of the Company. The Plan was amended with the First Amendment to the Plan adopted April 24, 2006 and, subject to stockholder approval, with the Second Amendment adopted March 26, 2009. Provided the Company receives stockholder approval of the Second Amendment, the Plan has been amended and restated as set forth herein.

1.2	Purpose. The purpose of this Plan is to encourage employees of the Company and its affiliates and subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan is also designed to assist the Company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of the Company.

1.3	Duration. The Plan shall commence on the Original Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 14 hereof, until all Shares subject to it shall have been issued, purchased or acquired according to the Plan’s provisions. Unless the Plan shall be reapproved by the stockholders of the Company and the Board renews the continuation of the Plan, no Awards shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Plan’s New Effective Date.
SECTION 2
DEFINITIONS
2.1	The following terms shall have the meanings set forth below.
(a)	“1933 Act” means the Securities Act of 1933, as amended. Reference to a specific section of the 1933 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(b)	“1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(c)	“Affiliate” of the Company means any person, corporation, partnership, association or other business or professional entity that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

(d)	“Award” means a grant made under this Plan in any form which may include but is not limited to Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Stock Appreciation Rights and Performance Units.

(e)	“Award Agreement” means a written agreement or instrument between the Company and a Holder evidencing an Award.

(f)	“Beneficiary” means the person, persons, trust or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(g)	“Board” means the Board of Directors of the Company.

(h)	“Cause” means, unless otherwise defined in an Award Agreement,

(i)	Participant’s conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty,

(ii)	any willful action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including but not limited to intoxication with alcohol or illegal drugs while on the premises of the Company, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed,

(iii)	Participant’s habitual neglect of duties, including but not limited to repeated absences from work without reasonable excuse, or

(iv)	Participant’s willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company;
provided, however, that for purposes of clauses (ii), (iii) and (iv), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Participant in good faith to have been in or not opposed to the interest of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). A Participant who agrees to resign from his affiliation with the Company in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Plan.
(i)	“Change in Control” means the first to occur of the following events:
(i)	Any Person is or becomes the Beneficial Owner (within the meaning set forth in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) of this Section 2.1(i); or

(ii)	The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Original Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)	There is consummated a merger or consolidation of the Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)	The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the

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Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company’s common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company’s assets immediately following such transaction or series of transactions.
(j)	“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

(k)	“Committee” means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.

(l)	“Company” means Layne Christensen Company, a Delaware corporation, and any successor thereto.

(m)	“Continuing Director” means any person who was a member of the Board as of the Original Effective Date, and any person who subsequently becomes a member of such Board if such person’s appointment, election or nomination for election to such Board is recommended or approved by a majority of the then Continuing Directors, unless the Continuing Directors designate such person as not a Continuing Director.

(n)	“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

(o)	“Covered Employee” means an Employee that meets the definition of “covered employee” under Section 162(m)(3) of the Code, or any successor provision thereto.

(p)	“Date of Grant” or “Grant Date” means, with respect to any Award, the date as of which such Award is granted under the Plan.

(q)	“Disabled” or “Disability” means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the above, with respect to an Incentive Stock Option and the period after time following a separation from service a Holder has to exercise such Incentive Stock Option, “disabled” shall have the same meaning as defined in Code section 22(e)(3).

(r)	“Eligible Employees” means key employees (including, without limitations, officers and directors who are also employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

(s)	“Executive Officer” means (i) the president of the Company, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company and (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company.

(t)	“Fair Market Value” means, as of any date, the value of the Stock determined in good faith, from time to time, by the Committee in its sole discretion and the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such stock from time to time and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate. In the event that the Shares of the Company are traded on a national securities

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exchange, the Committee may determine that the Fair Market Value of the Stock shall be based upon the last sale before or the first sale after the Grant Date, the closing price on the trading day before or the trading day of the grant, or any other reasonable basis using actual transactions in such Stock as reported in The Wall Street Journal and consistently applied. The determination of Fair Market Value also may be based upon an average selling price during a specified period that is within 30 days before or 30 days after the Grant Date, provided that the commitment to grant the stock right based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of stock rights under the same and substantially similar programs.

(u)	“Freestanding SAR” means any SAR that is granted independently of any Option.

(v)	“Holder” means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary has transferred to such person under the laws of descent and distribution or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and such Award Agreement has not expired, been canceled or terminated.

(w)	“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor provisions thereto.

(x)	“New Effective Date” means June 3, 2009, such date being the date this amended and restated Plan was approved by the Company’s stockholders.

(y)	“Nonqualified Stock Option” means any Option to purchase Shares that is not an Incentive Stock Option.

(z)	“Option” means a right to purchase Stock at a stated price for a specified period of time. Such definition includes both Nonqualified Stock Options and Incentive Stock Options.

(aa)	“Option Agreement” or “Option Award Agreement” means a written agreement or instrument between the Company and a Holder evidencing an Option.

(bb)	“Option Exercise Price” means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).

(cc)	“Option Holder” shall have the meaning as set forth in Section 6.2. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Option Holder will not be the same person as the Holder of the Option.

(dd)	“Original Effective Date” means April 24, 2006, such date being the date this Plan was originally approved by the Company’s stockholders.

(ee)	“Participant” means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

(ff)	“Performance Period” means the period of time as specified by the Committee over which Performance Units are to be earned.

(gg)	“Performance Shares” means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.

(hh)	“Performance Units” means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Stock or a combination thereof based on the achievement of performance targets during a Performance Period.

(ii)	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

(jj)	“Plan” means the Layne Christensen Company 2006 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

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(kk)	“Plan Year” means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan it shall begin on the Original Effective Date and extend to December 31 of that year.

(ll)	“Restricted Stock” means Stock granted under Section 8 that is subject those restrictions set forth therein and the Award Agreement.

(mm)	“Restricted Stock Unit” means an Award granted under Section 8 evidencing the Holder’s right to receive a Share (or cash payment equal to the Fair Market Value of a Share) at some future date.

(nn)	“Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing, or superseding such regulation.

(oo)	“SAR” or “Stock Appreciation Right” means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.

(pp)	“SAR Holder” shall have the meaning as set forth in Section 7.2.

(qq)	“Section 16 Person” means a Person who is subject to obligations under Section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.

(rr)	“Service Provider” means an Eligible Employee or a non-employee director of the Company.

(ss)	“Share” means a share of Stock.

(tt)	“Stock” means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.

(uu)	“Subsidiary” means (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

(vv)	“Tandem SAR” means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

(ww)	“Vested Option” means any Option, or portion thereof, which is fully exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.
2.2	Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.
SECTION 3
PLAN ADMINISTRATION
3.1	Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as “non-employee directors” within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the Committee shall consist of two or more directors of the Company, all of whom shall qualify as “outside directors” within the meaning of Code section 162(m).

3.2	Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:
(a)	select the Service Providers to whom Awards may from time to time be granted hereunder;

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(b)	determine the type or types of Awards to be granted to eligible Service Providers;

(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

(d)	determine the terms and conditions of any Award;

(e)	determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;

(f)	determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(g)	correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

(h)	modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(i)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
3.3	Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons or other than by the Committee to individuals who are then or are deemed likely to become a “covered employee” within the meaning of Code Section 162(m). A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.4	Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any stockholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.
SECTION 4
STOCK SUBJECT TO THE PLAN
4.1	Number of Shares. Subject to adjustment as provided in Section 4.3 and subject to the maximum amount of Shares that may be granted to an individual in a calendar year as set forth in Section 5.5, no more than a total of 2,000,000 Shares are authorized for issuance under the Plan (the “Maximum Limitation”) in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine; provided, however, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall be the Maximum Limitation. Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2	Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, any Shares that are used for full or partial payment of

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the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 15.2 shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 15.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached for purposes of Incentive Stock Option grants.

4.3	Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of (i) the Shares as to which Awards may be granted under the Plan, and (ii) the Shares then included in each outstanding Award granted hereunder, shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non assessable at the time of such occurrence.

4.4	General Adjustment Rules.
(a)	If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.

(b)	In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Stock Option) such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.
SECTION 5
PARTICIPATION
5.1	Basis of Grant. Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

5.2	Types of Grants; Limits. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written notice shall be given to such Person, specifying the terms, conditions, right and duties related to such Award. Under no circumstance shall Incentive Stock Options be granted to (i) non-employee directors or (ii) any person not permitted to receive Incentive Stock Options under the Code.

5.3	Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless explicitly provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.4	Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such Restrictive Covenants, if contained in the Award Agreement, will be binding on the Participant.

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5.5	Maximum Annual Award. The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 600,000 Shares (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares). If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.
SECTION 6
STOCK OPTIONS
6.1	Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times. Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2	Option Agreements. Each Option granted under the Plan shall be evidenced by a written Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the “Option Holder”), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.
(a)	Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Option Holder during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422(d) of the Code, or any successor provision, such Options in excess of such limit shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Stock Option.

(b)	Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option’s Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option’s Grant Date.

(c)	Duration of Options. Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder (the “Option Period”). The Option Period must expire, in all cases, not more than ten years from the Option’s Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company must expire not more than five years from the Option’s Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect.

(d)	Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Option Holder ceases to be a Service Provider on account of the Participant’s death, Disability,

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voluntary resignation, removal from the Board or the Company having terminated such Option Holder’s employment with or without Cause.
(e)	Transferability. Except as otherwise determined by the Committee, Options shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Option Holder, or in the event of Disability or incapacity, to his or her guardian or legal representative.

(f)	Exercise, Payments, etc.
(i)	Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary of the Company a written notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below.

(ii)	The Option Exercise Price shall be paid by any of the following methods:
A.	Cash or Certified bank check;

B.	By delivery to the Company of certificates representing the number of Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Exercise Price.

In lieu of actually surrendering to the Company the stock certificates representing the number of Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price.

C.	For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

D.	For any Nonqualified Stock Option, by a “net exercise” arrangement pursuant to which the Company will not require a payment of the Option Exercise Price but will reduce the number of Shares of Stock upon the exercise by the largest number of whole shares that has a Fair Market Value on the date of exercise that does not exceed the aggregate Option Exercise Price.

E.	Any combination of the consideration provided in the foregoing subsections (A), (B), (C) and (D).
(iii)	The Company shall not guaranty a third-party loan obtained by a Holder to pay part or the entire Option Exercise Price of the Shares.

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(g)	Date of Grant. Unless otherwise specifically specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(h)	Withholding.
(i)	Nonqualified Stock Options. Each Option Award Agreement covering Nonqualified Stock Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 15.

(ii)	Incentive Stock Options. In the event that an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.
(i)	Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 6 and 14, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option; provided, however, the Committee may not, without stockholder approval (i) amend an Option to reduce its Option Exercise Price, (ii) cancel an Option and regrant an Option with a lower Option Exercise Price than the original Option Exercise Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” an Option, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded. The Committee also may not adversely affect the rights of any Option Holder to previously granted Options without the consent of such Option Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.
6.3	Stockholder Privileges. No Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.
SECTION 7
STOCK APPRECIATION RIGHTS
7.1	Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.
(a)	Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.

(b)	Exercise Price and Other Terms. All SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs’ Date of Grant. The Committee, subject

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to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option. In no event shall a SAR granted to a Section 16 Person become exercisable until at least six (6) months after the Date of Grant or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.
7.2	SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a written SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the “SAR Holder”), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

7.3	Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying Incentive Stock Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Stock Option exceeds the per share Option Price per Share of the Incentive Stock Option.

7.4	Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine; provided, however, that no Freestanding SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Date of Grant or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.

7.5	Expiration of SARs. A SAR granted under this Plan shall expire on the date set forth in the SAR Award Agreement, which date shall be determined by the Committee in its sole discretion. Unless otherwise specifically provided for in the SAR Award Agreement, a Freestanding SAR granted under this Plan shall terminate according to the same rules under which a Nonqualified Stock Option would terminate in the event of a SAR Holder’s termination of employment, death or Disability as provided for in the SAR Award Agreement. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

7.6	Payment of SAR Amount. Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded down to the nearest whole Share.
SECTION 8
AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
8.1	Restricted Stock Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.
8.2	Restricted Stock Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, The Committee may grant a Service Provider Restricted Stock Units, in connection with or separate from a grant of Restricted Stock. Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in either Shares or cash.

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8.3	Restrictions. A Holder’s right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including but not limited to, him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award. Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.4	Privileges of a Stockholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Shares of Restricted Stock, provided however that any dividends paid on Shares of Restricted Stock prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Shares of Restricted Stock. Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant’s right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 11.2 hereof. The Committee may determine that a Holder of Restricted Stock Units is entitled to receive dividend equivalent payments on such units. If the Committee determines that Restricted Stock Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement. Restricted Stock Units shall not have any voting rights.

8.5	Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:
(a)	placing a legend on the stock certificates, or the Restricted Stock Unit Award Agreement, as applicable, referring to restrictions;

(b)	requiring the Holder to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;

(c)	requiring that the stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Shares of Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

(d)	inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.
8.6	Termination of Service, Death, Disability, etc. Except as otherwise provided in an Award Agreement, in the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 10 and except as otherwise provided in an Award Agreement, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock Awards as to which the service period or other vesting conditions for have not been satisfied shall be forfeited.
SECTION 9
PERFORMANCE SHARES AND PERFORMANCE UNITS
9.1	Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.

9.2	Amount of Award. The Committee shall establish a maximum amount of a Holder’s Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

9.3	Communication of Award. Written notice of the maximum amount of a Holder’s Award and the Performance Period determined by Committee shall be given to a Participant as soon as practicable after approval of the Award by the Committee.

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9.4	Amount of Award Payable. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period. Performance targets established by the Committee shall relate to corporate, group, unit or individual performance and may be established in terms of (i) specified levels of earnings per share from continuing operations, (ii) operating income, (iii) revenues, (iv) gross margin, (v) return on operating assets (whether all assets or designated assets), (vi) return on equity, (vii) economic value added, (viii) stock price appreciation, (ix) total stockholder return (measured in terms of stock price appreciation and dividend growth), (x) net income, (xi) debt reduction, (xii) cost control, or (xiii) such other measures or standards determined by the Committee. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individual or entities. Achievement of the maximum performance target shall entitle the Holder to payment (subject to Section 9.6) at the full or maximum amount specified with respect to the Award: provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Shares the Committee in its discretion may establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The Committee may also establish that a portion of a full or maximum amount of a Holder’s Award will be paid (subject to Section 9.6) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

9.5	Adjustments. At any time prior to payment of a Performance Share or Performance Unit Award, the Committee may adjust previously established performance targets or other terms and conditions to reflect events such as changes in law, regulations, or accounting practice, or mergers acquisitions or divestitures.

9.6	Payment of Awards. Following the conclusion of each Performance Period, the Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Period. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination. Payment shall be made in a lump sum, as determined by the Committee, commencing as promptly as practicable following the end of the applicable Performance Period, subject to such terms and conditions and in such forms as may be prescribed by the Committee. All Awards shall be paid no later than March 15th of the Plan Year following the Plan Year in which the Committee determines that a Participant is entitled to receive the performance award.

9.7	Termination of Employment. If a Participant ceases to be a Service Provider for any reason other than having been terminated for Cause after the end of a Performance Period yet before receiving payment as provided for in Section 9.6, the Holder (or the Holder’s Beneficiaries) shall be entitled to receive the full amount payable as soon as practicable after such amount has been determined by the Committee. If a Holder ceases to be a Service Provider before the end of a Performance Period by reason of his or her death or Disability, the Performance Period for such Holder for the purpose of determining the amount of the Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Holder ceased to be a Service Provider. The amount of an Award payable to a Holder to whom the preceding sentence is applicable shall be paid at the end of the Performance Period and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Period during all of which said Holder was a Service Provider and the denominator of which is the number of full calendar quarters in the Performance Period. In the event a Holder is terminated as a Service Provider for Cause, either before the end of the Performance Period or after the end of the Performance Period but prior to the amount of the Award having been paid, the Holder’s participation in the Plan shall cease, all outstanding Awards of Performance Shares or Performance Units to such Participant and any right to receive the payment for any Awards (whether or not any Performance Period has been completed) shall be canceled.
SECTION 10
REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION
Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that the Company undergoes a Change in Control, each Option, share of Restricted Stock and/or other Award shall without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such Change in Control. In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or

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liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to prescribe and amend the terms and conditions for the exercise, or modification, of any outstanding Awards granted hereunder. The Committee may remove restrictions on Restricted Stock and Restricted Stock Units and may modify the performance requirements for any other Awards. The Committee may provide that Options or other Awards granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Awards will expire. Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.
SECTION 11
RIGHTS OF EMPLOYEES; PARTICIPANTS
11.1	Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant’s services as a Service Provider shall be determined by the Committee at the time.

11.2	Nontransferability. Except as provided in Section 11.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Holder’s rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder’s legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. “Transfers” shall not be deemed to include transfers to the Company or “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

11.3	Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred to, exercised by and paid to certain persons or entities related to a Participant, including but not limited to members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions (a “Permitted Transferee”). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in Section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.
SECTION 12
GENERAL RESTRICTIONS
12.1	Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company

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deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

12.2	Compliance with Securities Laws.
(a)	Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

(b)	Each Holder who is a director or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Stock.
12.3	Stock Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such shares, (ii) specific rights or limitations with respect to the Participant’s ability to vote such shares, or (iii) a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant’s cessation or termination as a Service Provider.
SECTION 13
OTHER EMPLOYEE BENEFITS
The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute “earnings” with respect to which any other benefits of such Participant are determined, including without limitation benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.
SECTION 14
PLAN AMENDMENT, MODIFICATION AND TERMINATION
14.1	Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

14.2	Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

14.3	Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 2.1(h) and Section 14.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder of such Award.

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SECTION 15
WITHHOLDING
15.1	Withholding Requirement. The Company’s obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Holder’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

15.2	Withholding with Stock. For Eligible Employees, the Company may permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Holder, Shares having a value equal to the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder. All elections shall be subject to the approval or disapproval of the Committee or its delegate. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”), as determined by the Committee. Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:
(a)	All elections must be made prior to the Tax Date;

(b)	All elections shall be irrevocable; and

(c)	If the Holder is an officer or director of the Company within the meaning of Section 16 of the 1934 Act (“Section 16”), the Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.
SECTION 16
SECTION 162(m) PROVISIONS
16.1	Limitations. Notwithstanding any other provision of this Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.

16.2	Performance Goals. If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following: (i) specified levels of earnings per share from continuing operations, (ii) operating income, (iii) revenues, (iv) gross margin, (v) return on operating assets (whether all assets or designated assets), (vi) return on equity, (vii) economic value added, (viii) stock price appreciation, (ix) total stockholder return (measured in terms of stock price appreciation and dividend growth), (x) net income, (xi) debt reduction, or (xii) cost control, of the Company for or within which the Participant is primarily employed. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code and the regulations thereunder.

16.3	Adjustments. Notwithstanding any provision of the Plan other than Section 4.3 or Section 10, with respect to any Award that is subject to Section 16, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

16.4	Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to insure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(B) of the Code or any successor thereto.
SECTION 17
NONEXCLUSIVITY OF THE PLAN
17.1	Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, or

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non-employee directors generally, or to any class or group of employees, or non-employee directors, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.
SECTION 18
REQUIREMENTS OF LAW
18.1	Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

18.2	Code Section 409A. In the event that any provision of this Plan shall be determined to contravene Code section 409A, the regulations promulgated thereunder, regulatory interpretations or announcements with respect to section 409A or applicable judicial decisions construing section 409A, any such provision shall be void and have no effect. Moreover, this Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan comply with Code section 409A, the regulations promulgated thereunder, regulatory interpretations or announcements with respect to section 409A and applicable judicial decisions construing section 409A.

18.3	Rule 16b-3. Transactions under the Plan and to the extent even applicable, within the scope of Rule 16b-3 are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

18.4	Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to the principles of the conflict of laws to the contrary.
Subject to the stockholder approval requirement noted below, this Amended And Restated Layne Christensen Company Equity Incentive Plan is hereby adopted by the Board of Directors of Layne Christensen Company this 9th day of March 2009.
The increase in shares authorized to be issued under the Plan shall become effective only if approved by the stockholders of the company and the new effective date of the plan shall be such date of stockholder approval.

Layne Christensen Company

/s/ A.B. Schmitt By: A.B. Schmitt
Title: President

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